--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

                                             May 24, 2000

Dear Shareholder:

    We are pleased to present the semi-annual report for Schroder Series Trust for the six months ended April 30, 2000.

    The first half of fiscal 2000 was a period of great change for Schroders. On January 18, 2000, Schroders plc announced the sale of its investment banking business to Salomon Smith Barney. It is expected that the sale of the investment bank will prove to have several positive implications for the Schroder Investment Management companies. First, the sale provides ample capital available for investment in our business. In addition, investment management is now the dominant focus of the entire Schroders organization.

    During this reporting period, the U.S. economy continued to roar ahead, although cyclical strains have started to surface. While the current inflation picture remains relatively benign, the Federal Reserve responded to the explosive pace of consumer and business spending and creeping wage and price pressures with a series of three tightening moves in an attempt to cool the economy and quash any signs of incipient inflation. We expect additional interest rate hikes--indeed, the Fed already pushed the Fed funds rate up by another 50 basis points in May--until the Fed feels that growth has slowed to a more sustainable pace. We believe that the Fed will be successful in orchestrating a "soft landing," and that ultimately the environment will be favorable for financial assets. In the process, though, securities markets are likely to remain volatile.

    In this type of setting, there are certain basic principles that can help investors make successful decisions. First, maintaining a long-term view of one's investment portfolio can help to weather the inevitable ups and downs in financial markets. Over longer periods of time, stock prices have outperformed fixed-income assets and have stayed ahead of inflation. Second, diversification is key to managing risk. Investors are best served by investing not only in a variety of stocks, but also investing across asset classes. We believe that times like these support the case for a disciplined, diversified investing program, including smaller-cap equities, international and emerging markets, and fixed-income investments.

    We expect the second half of fiscal 2000 to bring some strategic changes to the Schroder Fund family. In addition to merging share classes of certain funds, the Short-Term Investment Fund will close and return funds to shareholders, as we believe it has become too small to operate at a competitive expense ratio.

    This report includes performance information, the schedule of investments, comments from portfolio managers, and other relevant information for each fund. We encourage you to read the report, and thank you for making Schroders part of your investment program.

                                          Sincerely,

                                          /s/ Alexandra Poe

                                          Alexandra Poe
                                          PRESIDENT

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER LARGE CAPITALIZATION EQUITY FUND
--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION AND ANALYSIS (AS OF APRIL 30, 2000)

PERFORMANCE

    For the six months ended April 30, 2000, the Schroder Large Capitalization Equity Fund's Investor Shares returned 0.17% and its Advisors Shares returned -0.07%. The S&P 500 Index rose 7.17% over the same period.

    Relative to the benchmark, strong stock selection in health care and consumer cyclicals was not enough to offset the weakness of a few significant underperformers and an underweight position in technology--by far the best-performing sector of the market over the period.

MARKET BACKGROUND

    The strong momentum of technology stocks and a torrid rate of U.S. economic growth dominated investor attention during the six-month period. Millennium-end enthusiasm for the Internet and e-commerce drove technology shares to record highs in the final months of 1999 and into mid-March 2000. At the same time, U.S. economic growth accelerated into the New Year. The market believed that the Federal Reserve would be successful in slowing the economy and that the end of the tightening was visible. Consistent with the bond market, the stock market had an appetite only for those companies with some immunity to a slowing economy. In this environment, technology stocks were the clear winners.

    By April, however, economic growth was showing little indication of easing. Against a background of rising short-term interest rates and an increasingly hawkish Federal Open Market Committee (FOMC), investors anxiously awaited signs of slower growth. Long-term interest rates began to back up, and the first worrisome evidence of inflation pressure appeared in the Consumer Price Index and Employment Cost Index. Valuation once again became important to investors. This environment hurt stocks with relatively high price/earnings (P/E) multiples, and this led to the underperformance of the technology-heavy NASDAQ Composite and the technology sectors of both the S&P 500 and the Russell 2000. Likewise, communication services also lagged the S&P Index. The perceived safety of the utility sector attracted more defensive-minded investors and produced well above-average returns. In some instances, the market, however, did recognize the value of superior long-term stable growth as a potential opportunity in the face of possible further drastic measures to slow the pace of the economy. The health care segment, for example, showed improving returns.

PORTFOLIO REVIEW

    Because of what we perceived to be excessive valuations and volatility concerns, the Fund remained relatively underweight in technology. This position and the significant underperformance of MICROSOFT, PROCTER & GAMBLE, ASSOCIATES FIRST CAPITAL, and BRISTOL MYERS SQUIBB were the major constraints on relative performance during this semi-annual period. BRISTOL MYERS SQUIBB is, however, among the most attractively valued health care stocks; concerns over its potential blood pressure drug, VANLEV, are more than accounted for in the share price. The Fund liquidated its holdings in PROCTER & GAMBLE, because we believed that competitive pressures on the company's margins were likely to remain a problem. The Fund also sold its position in ASSOCIATES FIRST CAPITAL, as the outlook for earnings growth worsened. The largest contributors to relative performance were the medical device manufacturer, MEDTRONIC, and technology stocks, INTEL, TEXAS INSTRUMENTS, and ORACLE SYSTEMS. Overall, stock selection for the Fund was strong in consumer cyclicals and health care, despite the lackluster performance of BRISTOL MYERS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER LARGE CAPITALIZATION EQUITY FUND
--------------------------------------------------------------------------------

OUTLOOK

    We anticipate that volatility will remain high in the context of the FOMC's efforts to engineer a so-called "soft landing" for the U.S. economy. Higher interest rates should continue to affect earnings. A middle road appears warranted until the magnitude of the slowdown and the measures required to attain it can be better gauged. In this context, relative performance will rely on stock selection more than on sector weights.

    We wish to take this opportunity to inform you that on May 23, 2000, the Trustees approved an Agreement and Plan of Reorganization, subject to shareholder approval, to have the Fund merge into Schroder U.S. Diversified Growth Fund, a series of Schroder Capital Funds (Delaware) which is advised by Schroder Investment Management North America Inc.

    THE VIEWS EXPRESSED IN THIS REPORT WERE THOSE OF THE FUND'S PORTFOLIO MANAGERS AS OF THE DATES SPECIFIED, AND MAY NOT REFLECT THE VIEWS OF THE PORTFOLIO MANAGERS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF EACH FUND IN UNDERSTANDING THEIR INVESTMENTS IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS. CERTAIN SECURITIES DESCRIBED IN THIS REPORT MAY NO LONGER BE HELD BY THE FUND AND THEREFORE NO LONGER APPEAR IN THE SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER LARGE CAPITALIZATION EQUITY FUND
--------------------------------------------------------------------------------

                 PORTFOLIO CHARACTERISTICS AS OF APRIL 30, 2000

                                TOP TEN HOLDINGS

SECURITY                                            % OF NET ASSETS
-------------------------------------------------------------------
Intel                                                        4.7%
Oracle                                                       4.6
Sun Microsystems                                             3.9
General Electric                                             3.7
Texas Instruments                                            3.7
Cisco Systems                                                3.5
GTE                                                          3.5
Microsoft                                                    3.4
Exxon Mobil                                                  3.0
Warner Lambert                                               3.0
                                                      ----------
Total                                                       37.0%
                                                      ==========

                              INVESTMENT BY SECTOR

SECTOR                                              % OF NET ASSETS
-------------------------------------------------------------------
Basic Industries                                             2.6%
Capital Goods                                                8.0
Computer Hardware                                           20.2
Computer Services                                            2.0
Computer Software                                            8.7
Consumer Cyclicals                                           6.1
Consumer Staples                                             8.3
Energy                                                       7.1
Financial Services                                          13.3
Health Care                                                 10.1
Telecommunications                                           9.5
Utilities                                                    1.9
Cash Equivalents and Other Net Assets                        2.2
                                                      ----------
Total                                                      100.0%
                                                      ==========

PERFORMANCE INFORMATION

                                                   AVERAGE ANNUAL                          AVERAGE ANNUAL
                            ONE YEAR   FIVE YEARS   RETURN FROM     ONE YEAR   FIVE YEARS   RETURN FROM
                             ENDED       ENDED      INCEPTION TO     ENDED       ENDED      INCEPTION TO
                           MARCH 31,   MARCH 31,     MARCH 31,     APRIL 30,   APRIL 30,     APRIL 30,
                              2000        2000        2000(1)         2000        2000        2000(1)
                           ----------  ----------  --------------  ----------  ----------  --------------
Schroder Large
  Capitalization Equity
  Fund--Investor
  Shares.................     10.48%     21.45%        17.29%         5.30%      20.18%        16.54%
Schroder Large
  Capitalization Equity
  Fund--Advisor Shares...      9.83      21.11(2)      16.97(2)       4.91       19.84(2)      16.22(2)

  1  From commencement of operations (February 16, 1994).
  2 Performance for the Fund's Advisor Shares includes information for the Fund's Investor Shares for the periods prior to the inception date of Advisor Shares (January 19, 1999). Such prior performance has been recalculated to reflect the actual fees and expenses attributable to Advisor Shares.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL INCOME DIVIDENDS AND DISTRIBUTIONS. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN A FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION AND ANALYSIS (AS OF APRIL 30, 2000)

PERFORMANCE

    The Schroder Small Capitalization Value Fund's return was 18.21% for Investor Shares and 17.98% for Advisor Shares for the six months ended April 30, 2000. The Russell 2000 Index's six-month return was 18.72%.

MARKET BACKGROUND/PORTFOLIO REVIEW

    For the three months ended April 30, 2000, the Fund's Investor Shares appreciated 14.69% (14.61% for Advisor Shares), compared with a 2.28% gain for the Russell 2000.

    The Fund's three- and six-month results illustrate the market turbulence since fiscal year-end (October 31, 1999). A battle has been waged between growth and value investing, and the so-called "new" economy and the "old" one. "New, new industrials"--that is, recently public technology companies selling at huge multiples of sales with no expected earnings for years to come--led the market from November through early March, at which point leadership reversed sharply. Less expensive, beaten-up "old economy" stocks roared back. From November through February, the Fund lagged the Russell 2000 Index, which has been heavily influenced by internet and biotechnology issues with no earnings and market capitalizations that are significantly above our definitional limit of $1.5 billion. The Fund surged ahead of the Russell 2000 Index in March and April.

    The battles between new and old, growth and value are not over, and equity markets are likely to remain volatile in coming months. However, we believe that March was an important turning point in the market struggle. It proved that valuation counts. We believe that the market is transitioning from one that is highly speculative and momentum-driven to a more rational, disciplined investment style. This change may not happen quickly, and it certainly will not happen smoothly. Yet we believe it is under way and that those advisors who practice valuation disciplines will return to favor.

    At April 30, the Fund portfolio's average price/earnings (P/E) ratio was
18.5 times calendar 2000 earnings estimates, with a projected three-year growth rate of 18% and a price-to-sales ratio of 1.8 times. The Russell 2000 P/E at quarter-end was 26.9 times 2000 estimates with 22% projected three-year growth and a 14.1 times price-to-sales ratio. The S&P 500 traded at 25.9 times 2000 estimates with a 9% projected growth rate and a 2.3 times price-to-sales ratio. One of the catalysts for recognizing the "pent up" value in the small- and mid-cap value sectors is transaction activity. We are beginning to see a steady trickle of leveraged buyout (LBO) announcements and a quickening pace of acquisitions among these companies. Although our portfolio position in WESTPOINT STEVENS, a leading textile manufacturer, depreciated over the last six months due to a failed management LBO attempt, there was one buyout of a security held in the Fund's portfolio in the first quarter of 2000.

    In February, the Fund bought U.S. FOODSERVICE, the second-largest institutional foodservice provider in the United States, at an average cost of $13 per share. It was on the new low list, trading at 9.8 times calendar 2000 estimates with a five-year actual compound annual growth rate in earnings of 27.6%. Sysco Corp, the largest factor in institutional foodservice, was trading at 26.2 times 2000 earnings estimates with a 12.5% compound annual growth rate in earnings over the past five years. U.S. FOODSERVICE shares were punished, because the company missed fourth-quarter 1999 revenue expectations by two percentage points. While it achieved earnings estimates, it reported a 9% sales gain rather than an 11% increase. The sell-off depressing the price of U.S. FOODSERVICE occurred even though the third-largest participant servicing national food accounts filed for bankruptcy that same day, and despite U.S. FOODSERVICE'S announcement that sales were back on plan and would accelerate throughout 2000, as they added accounts from their failing competitor. Impatient investors fled the stock, which closed the previous day at $18 and ended down 32% the following day, the level at which we began buying. Valuation rectification was quick in this instance. AHOLD, a Dutch supermarket company, offered $26 per share in cash for U.S. FOODSERVICE in early March. Our portfolio has many other excellent companies that are trading at deep discounts to the large competitors in their industries and/or at large discounts to their historic valuation parameters.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

OUTLOOK

    While a two-month period does not constitute a market trend, we believe that March-April 2000 may prove to be a significant inflection point. Much is being written about the "new" economy versus the "old" economy, but these labels tend to miss the point, which is valuation. Emotion and speculation have driven stock prices for fledgling technology companies with no earnings to unprecedented levels. Seasoned companies, particularly small and mid-sized ones, with good records have been ignored, and in the buying frenzy of the past two years, fewer investors have been rewarded for "doing the math." Historically, in the aftermath of speculative bubbles, value investing tends to excel as investors return to fundamentals. We are increasingly confident that this is where the current transitional market will lead.

    We wish to take this opportunity to inform you that the Trustees have approved changes to, or elimination of, certain fundamental investment policies of the Fund. These changes are subject to shareholder approval.

    THE VIEWS EXPRESSED IN THIS REPORT WERE THOSE OF THE FUND'S PORTFOLIO MANAGERS AS OF THE DATES SPECIFIED, AND MAY NOT REFLECT THE VIEWS OF THE PORTFOLIO MANAGERS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF EACH FUND IN UNDERSTANDING THEIR INVESTMENTS IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS. CERTAIN SECURITIES DESCRIBED IN THIS REPORT MAY NO LONGER BE HELD BY THE FUND AND THEREFORE NO LONGER APPEAR IN THE SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

                 PORTFOLIO CHARACTERISTICS AS OF APRIL 30, 2000

                                TOP TEN HOLDINGS

SECURITY                                            % OF NET ASSETS
-------------------------------------------------------------------
Harris                                                       3.2%
Aptargroup                                                   3.2
OM Group                                                     3.1
Interim Services                                             3.1
Teleflex                                                     3.0
National Data                                                3.0
Houghton Mifflin                                             3.0
Alpharma                                                     2.9
Precision Castparts                                          2.8
Protective Life                                              2.8
                                                      ----------
Total                                                       30.1%
                                                      ==========

                              INVESTMENT BY SECTOR

SECTOR                                              % OF NET ASSETS
-------------------------------------------------------------------
Banks & Finance                                              5.9%
Basic Industry                                              14.3
Business Services                                            5.7
Capital Goods                                                9.4
Consumer Cyclicals                                           9.4
Consumer Discretionary                                       6.4
Electronics                                                  6.9
Energy                                                       9.5
Financials                                                   2.1
Health Care                                                  4.7
Insurance                                                    2.8
Technology                                                  13.3
Technology -- Software                                       1.3
Telecommunications                                           2.5
Utilities                                                    4.2
Cash Equivalents and Other Net Assets                        1.6
                                                      ----------
Total                                                      100.0%
                                                      ==========

PERFORMANCE INFORMATION

                                                        AVERAGE ANNUAL                            AVERAGE ANNUAL
                            ONE YEAR    FIVE YEARS       RETURN FROM       ONE YEAR   FIVE YEARS   RETURN FROM
                             ENDED         ENDED         INCEPTION TO       ENDED       ENDED      INCEPTION TO
                           MARCH 31,     MARCH 31,        MARCH 31,       APRIL 30,   APRIL 30,     APRIL 30,
                              2000         2000            2000(1)           2000        2000        2000(1)
                           ----------  -------------    --------------    ----------  ----------  --------------
Schroder Small
  Capitalization Value
  Fund--Investor.........     34.58%          16.61%        12.89%           17.94%     15.43%        12.30%
Schroder Small
  Capitalization Value
  Fund--Advisor..........     33.81           16.22(2)      12.53(2)         17.35      15.05(2)      11.95(2)

  1  From commencement of operations (February 16, 1994).
  2 Performance for the Fund's Advisor Shares includes information for the Fund's Investor Shares for the periods prior to the inception date of Advisor Shares (September 26, 1997). Such prior performance has been recalculated to reflect the actual fees and expenses attributable to Advisor Shares.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL INCOME DIVIDENDS AND DISTRIBUTIONS. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN A FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION AND ANALYSIS (AS OF APRIL 30, 2000)

PERFORMANCE

    The Schroder MidCap Value Fund's total return was 17.22% for Investor Shares and 17.03% for Advisor Shares for the six months ended April 30, 2000. The Fund's benchmark, the S&P MidCap 400 Index gained 21.25% for the same period.

MARKET BACKGROUND/PORTFOLIO REVIEW

    For the three months ended April 30, 2000, the total return for the Fund's Investor Shares was 16.01% (15.97% for Advisor Shares), compared with an 11.90% gain for the S&P MidCap 400 Index. The Russell MidCap Value Index increased 2.22% and 7.86% over the six- and three-month periods, respectively.

    The Fund's three- and six-month results illustrate the market turbulence since fiscal year-end (October 31, 1999). A battle has been waged between growth and value investing and the so-called "new" economy and the "old" one. "New, new industrials"--that is, recently public technology companies selling at huge multiples of sales with no expected earnings for years to come--led the market from November through early March, at which point leadership reversed sharply. Less expensive, beaten-up "old economy" stocks roared back. From November until early March, the Fund lagged the S&P MidCap 400 Index, which was dominated by expensive technology issues with market capitalizations well above our mid-cap limit of $10 billion. The Fund gained significant relative performance against the S&P MidCap 400 in March and April.

    The battles between new and old, growth and value are not over, and equity markets are likely to remain volatile in coming months. We believe that the March reversal was an important event in the market struggle. It proved that valuation counts. We believe that the market is transitioning from one that is highly speculative and momentum-driven to a more rational, disciplined investment style. This change may not happen quickly, and it certainly will not happen smoothly. Yet we believe it has begun and that those advisors who practice valuation disciplines will return to favor.

    Over the last six months, the Fund's basic industries exposure has been reduced. Despite strong forecasted earnings increases and cheap valuations, holdings such as NUCOR and SMURFIT-STONE CONTAINER failed to reflect improving conditions. We were able to re-deploy those funds into insurance companies and asset gatherers, which were also selling at historic low valuations but where their franchises might garner premiums over time.

    One of the catalysts for recognizing the "pent up" value in the small- and mid-cap value sectors is transaction activity. We are beginning to see a steady trickle of leveraged buyout (LBO) announcements and a quickening pace of acquisitions among these companies. The Fund held three companies that were purchased in buyouts in the first quarter of 2000: U.S. FOODSERVICE, STERLING SOFTWARE and SEAGATE. A fourth transaction involving RELIASTAR, the Fund's largest holding at April 30, was recently announced. The Fund has many other excellent companies that are trading at deep discounts to the large competitors in their industries and/or at sizable discounts to their historic valuation parameters.

OUTLOOK

    While a two-month period does not constitute a market trend, we believe that March-April 2000 may prove to be a significant inflection point. Much is being written about the "new" economy versus the "old" economy, but these labels tend to miss the point, which we believe is valuation. Emotion and speculation have driven stock prices for fledgling technology companies with no earnings to unprecedented levels. Seasoned companies, particularly small and mid-sized ones, with good records have been ignored, and in the buying frenzy of the past

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------
two years, fewer investors have been rewarded for "doing the math." Historically, in the aftermath of speculative bubbles, value investing tends to excel as investors return to fundamentals. We are increasingly confident that this is where the current transitional market will lead.

    We wish to take this opportunity to inform you that the Trustees have approved changes to, or elimination of, certain fundamental investment policies of the Funds. These changes are subject to shareholder approval.

    THE VIEWS EXPRESSED IN THIS REPORT WERE THOSE OF THE FUND'S PORTFOLIO MANAGERS AS OF THE DATES SPECIFIED, AND MAY NOT REFLECT THE VIEWS OF THE PORTFOLIO MANAGERS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF EACH FUND IN UNDERSTANDING THEIR INVESTMENTS IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS. CERTAIN SECURITIES DESCRIBED IN THIS REPORT MAY NO LONGER BE HELD BY THE FUND AND THEREFORE NO LONGER APPEAR IN THE SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------

                 PORTFOLIO CHARACTERISTICS AS OF APRIL 30, 2000

                                TOP TEN HOLDINGS

SECURITY                                            % OF NET ASSETS
-------------------------------------------------------------------
Reliastar Financial                                          4.1%
Avon Products                                                3.9
Boston Scientific                                            3.6
Arrow Electronics                                            3.6
BJ Services                                                  3.5
McGraw-Hill Companies                                        3.4
B.F. Goodrich                                                3.3
MetLife                                                      3.3
Diebold                                                      3.3
Devon Energy                                                 3.1
                                                      ----------
Total                                                       35.1%
                                                      ==========

                              INVESTMENT BY SECTOR

SECTOR                                              % OF NET ASSETS
-------------------------------------------------------------------
Banks & Finance                                              5.7%
Basic Industries                                             6.1
Capital Goods                                                6.2
Consumer Cyclicals                                           6.4
Consumer Staples                                             9.8
Energy                                                      10.0
Health Care                                                  9.7
Insurance                                                   13.1
Services                                                    12.2
Technology                                                  17.9
Telecommunications                                           1.9
Cash Equivalents and Other Net Assets                        1.0
                                                      ----------
Total                                                      100.0%
                                                      ==========

PERFORMANCE INFORMATION

                                            AVERAGE ANNUAL              AVERAGE ANNUAL
                                 ONE YEAR    RETURN FROM     ONE YEAR    RETURN FROM
                                  ENDED      INCEPTION TO     ENDED      INCEPTION TO
                                MARCH 31,     MARCH 31,     APRIL 30,     APRIL 30,
                                   2000        2000(1)         2000        2000(1)
                                ----------  --------------  ----------  --------------
Schroder MidCap Value
  Fund--Investor Shares.......     17.99%        8.27%          8.91%        9.27%
Schroder MidCap Value
  Fund--Advisor Shares........     17.69         7.98(2)        8.63         8.99(2)

  1  From commencement of operations (August 1, 1997).
  2 Performance for the Fund's Advisor Shares includes information for the Fund's Investor Shares for the periods prior to the inception date of Advisor Shares (October 23, 1998). Such prior performance has been recalculated to reflect the actual fees and expenses attributable to Advisor Shares.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL INCOME DIVIDENDS AND DISTRIBUTIONS. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN A FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION AND ANALYSIS (AS OF APRIL 30, 2000)

PERFORMANCE

    The Schroder Investment Grade Income Fund's Investor Shares had a total return of 0.92% for the six months ended April 30, 2000. The Lehman Brothers Aggregate Bond Index returned 1.41% over the same period.

MARKET BACKGROUND

    During the past six months, interest rates rose substantially, with the exception of the 30-year Treasury sector. Fears about inflation continued, driven by strong economic data, persistent domestic growth and a tightening labor market. In response, the Federal Reserve raised the Federal funds rate three times, each by 25 basis points, to 6.00%. Long-term interest rates declined, reflecting continued pressure from the Treasury's buyback program.

    In the last two months of 1999, corporate, mortgage and asset-backed markets outperformed Government bonds, as investors took advantage of higher yields and better perceived value. The U.S. Treasury announced that because of the growing surplus, it would be reducing issuance as well as starting a buyback program in early 2000.

    By mid-January, the Treasury yield curve had inverted, with 30-year yields lower than ten-year yields. This inversion created stress in the credit markets, as investors felt uncomfortable with issues other than those guaranteed by the Government.

    While long Treasury yields declined dramatically since their peak in early January, short-term Treasury yields actually continued to rise as the Federal Reserve raised the Fed funds target. Furthermore, yields on private sector and other instruments remained at or near their highs across the curve.

PORTFOLIO REVIEW

    During the final two months of 1999, the Fund benefited from its exposure to higher-yielding spread product, particularly in corporates. We emphasized lower-rated investment-grade corporates, as they offered attractive total return potential. The Fund benefited from its allocation to this sector.

    In early January, the Fund began to shift the overweight in non-Treasury holdings toward the highest-quality issues, largely Government agencies and mortgages. We kept only a slight overweight in corporates, given increasing pressure on corporate earnings. As the Treasury curve continued to invert and the Federal Reserve continued to tighten, the Fund focused its Treasury exposure on longer-dated maturities. Although the Fund benefited from good sector allocation, several corporate bond issues significantly underperformed. The tightening of liquidity in the fixed-income markets exacerbated the market reaction to corporate securities, as many companies missed their earnings estimates.

OUTLOOK

    We believe that the Schroder Investment Grade Income Fund is well-positioned to take advantage of the market opportunities that lie ahead. We expect to see continued stock market and credit spread volatility, both of which should cheapen corporate bonds further. Our long-held view remains that yields will continue to rise (particularly in the short end) until the Federal Reserve has slowed GDP growth to its target range of 3%-4%. We believe that the Federal Reserve will continue to tighten through August and that large tax receipts will propel Treasury repurchases beyond forecasts. As the yield curve inverts further, we believe that swap spreads and credit

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------

spreads in general will underperform. Spread widening should slow if and when the Federal Reserve stops raising rates. At that point, we will begin to deploy some of the liquidity we have built up in the Fund. We expect to focus on those sectors and securities--particularly corporate, asset-backed and mortgage-backed securities--that have been impacted the most by the current Fed tightening cycle.

    We wish to take this opportunity to inform you that the Trustees have approved a new investment objective and changes to the principal investment strategies of the Fund, and a change in the name of the Fund to "Schroder Total Return Fixed Income Fund." In addition, the Trustees have approved changes to, or elimination of, certain fundamental investment policies of the Fund. Each of the changes is subject to shareholder approval.

    THE VIEWS EXPRESSED IN THIS REPORT WERE THOSE OF THE FUND'S PORTFOLIO MANAGERS AS OF THE DATES SPECIFIED, AND MAY NOT REFLECT THE VIEWS OF THE PORTFOLIO MANAGERS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF EACH FUND IN UNDERSTANDING THEIR INVESTMENTS IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS. CERTAIN SECURITIES DESCRIBED IN THIS REPORT MAY NO LONGER BE HELD BY THE FUND AND THEREFORE NO LONGER APPEAR IN THE SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------

                 PORTFOLIO CHARACTERISTICS AS OF APRIL 30, 2000

                                TOP TEN HOLDINGS

SECURITY                                            % OF NET ASSETS
-------------------------------------------------------------------
U.S. Treasury Bond 8.875% 02/15/19                           5.1%
Federal National Mortgage Association
  6.000% 10/01/13                                            4.4
Federal National Mortgage Association
  6.000% 12/01/28                                            3.8
Federal National Mortgage Association
  6.000% 12/01/28                                            3.4
Federal Home Loan Mortgage Corporation
  6.875% 01/15/05                                            3.1
U.S. Treasury Bond 9.250% 2/15/16                            2.8
Federal National Mortgage Association
  7.500% 01/01/30                                            2.5
Federal National Mortgage Association
  7.125% 01/15/30                                            2.4
Government National Mortgage Association
  7.500% 11/15/29                                            2.4
Residential Accredit Loans 1999-QS4 A1
  6.250% 03/25/14                                            2.3
                                                      ----------
Total                                                       32.2%
                                                      ==========

                              INVESTMENT BY SECTOR

SECTOR                                              % OF NET ASSETS
-------------------------------------------------------------------
Asset-Backed Securities                                      8.1%
Corporate Bonds                                             26.1
Mortgage-Backed Securities                                  35.9
U.S. Treasury Issues                                        21.4
Cash Equivalents and Other Net Assets                        8.5
                                                      ----------
Total                                                      100.0%
                                                      ==========

                                 CREDIT QUALITY

                                                    % OF MARKET VALUE
RATING                                               OF INVESTMENTS
---------------------------------------------------------------------
U.S. Treasury Securities                                     13.2%
U.S. Government Agencies/ Mortgage-Backed
  Securities                                                 40.7
AAA                                                          19.7
AA                                                            2.4
A                                                             9.0
Baa                                                          15.0
                                                      -----------
Total                                                       100.0%
                                                      ===========

PERFORMANCE INFORMATION

                                                   AVERAGE ANNUAL                             AVERAGE ANNUAL
                            ONE YEAR   FIVE YEARS   RETURN FROM      ONE YEAR     FIVE YEARS   RETURN FROM
                             ENDED       ENDED      INCEPTION TO       ENDED        ENDED      INCEPTION TO
                           MARCH 31,   MARCH 31,     MARCH 31,       APRIL 30,    APRIL 30,     APRIL 30,
                              2000        2000        2000(1)          2000          2000        2000(1)
                           ----------  ----------  --------------  -------------  ----------  --------------
Schroder Investment Grade
  Income Fund--Investor
  Shares.................     1.53%       6.17%         5.10%             -0.05%     5.60%         4.81%

  1  From commencement of operations (February 22, 1994).

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL INCOME DIVIDENDS AND DISTRIBUTIONS. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN A FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM INVESTMENT FUND
--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION AND ANALYSIS (AS OF APRIL 30, 2000)

PERFORMANCE

    The Schroder Short-Term Investment Fund's Investor Shares had a total return of 2.30% for the six months ended April 30, 2000. The 90-day U.S. Treasury Bill returned 2.74% over the same period. While the Fund's higher-yielding securities contributed to performance, given the rising interest rate environment, its longer maturity structure relative to the 90-day U.S. Treasury Bill detracted from performance.

MARKET BACKGROUND

    During the past six months, short-term interest rates rose substantially. Economic strength and a tightening labor market caused the Federal Reserve to raise the Federal funds rate three times, each by 25 basis points, to 6.00%. Rising commodity prices through March 2000 resulted in heightened inflation fears, which, in turn, led to a flatter yield curve.

    In the last two months of 1999, non-Treasury securities outperformed Government bonds as investors took advantage of higher yields that compensated them for owning assets over the turn of the year. After Y2K fears subsided in early 2000, short-term Treasury yields continued to rise as the Federal Reserve raised the Fed funds target. Furthermore, yields on credit product remained at or near their highs across the curve.

PORTFOLIO REVIEW

    Throughout the past six months, the Fund continued to hold asset-backed and mortgage-backed securities, in light of their generous yield spreads over cash investments. However, as Y2K fears abated, yield spreads on non-Treasury securities also diminished. Thus, the Fund did not add to its holdings of longer-maturity spread product. Rather, we continued to emphasize safety by choosing money market instruments with the highest credit ratings.

    On May 23, 2000, the Trustees voted to close and liquidate the Fund.

    THE VIEWS EXPRESSED IN THIS REPORT WERE THOSE OF THE FUND'S PORTFOLIO MANAGERS AS OF THE DATES SPECIFIED, AND MAY NOT REFLECT THE VIEWS OF THE PORTFOLIO MANAGERS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF EACH FUND IN UNDERSTANDING THEIR INVESTMENTS IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS. CERTAIN SECURITIES DESCRIBED IN THIS REPORT MAY NO LONGER BE HELD BY THE FUND AND THEREFORE NO LONGER APPEAR IN THE SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM INVESTMENT FUND
--------------------------------------------------------------------------------

                 PORTFOLIO CHARACTERISTICS AS OF APRIL 30, 2000

                                TOP TEN HOLDINGS

SECURITY                                            % OF NET ASSETS
-------------------------------------------------------------------
Green Tree Home Improvement Loan Trust 1998-B HIA4
  6.390% 02/18/25                                            7.2%
Green Tree Financial 1996-10 A4 6.420% 11/15/28              6.0
Federal National Mortgage Association
  7.500% 12/01/01                                            5.9
General Motors Acceptance Medium Term Note
  6.375% 7/31/00                                             5.7
Green Tree Financial 1992-2 A4 8.150% 01/15/18               5.6
Contimortgage Home Equity Loan Trust 1997-4 A5
  6.440% 12/15/12                                            5.0
Federal National Mortgage Association 1992-31 M
  7.750% 03/25/22                                            4.7
John Deere Capital 5.980% 05/03/00                           4.6
General Electric Capital 5.980% 05/16/00                     4.6
Associates Corporation of North America
  6.000% 05/16/00                                            4.6
                                                      ----------
Total                                                       53.9%
                                                      ==========

                              INVESTMENT BY SECTOR

SECTOR                                              % OF NET ASSETS
-------------------------------------------------------------------
Asset-Backed Securities                                     41.4%
Mortgage-Backed Securities                                  21.5
Corporate Bonds                                              5.7
Cash Equivalents and Other Net Assets                       31.4
                                                      ----------
Total                                                      100.0%
                                                      ==========

                                 CREDIT QUALITY

                                                    % OF MARKET VALUE
RATING                                               OF INVESTMENTS
---------------------------------------------------------------------
U.S. Government Issues                                       23.2%
AAA or A1/P1                                                 71.1
A                                                             5.7
                                                      -----------
Total                                                       100.0%
                                                      ===========

PERFORMANCE INFORMATION

                                                   AVERAGE ANNUAL                          AVERAGE ANNUAL
                            ONE YEAR   FIVE YEARS   RETURN FROM     ONE YEAR   FIVE YEARS   RETURN FROM
                             ENDED       ENDED      INCEPTION TO     ENDED       ENDED      INCEPTION TO
                           MARCH 31,   MARCH 31,     MARCH 31,     APRIL 30,   APRIL 30,     APRIL 30,
                              2000        2000        2000(1)         2000        2000        2000(1)
                           ----------  ----------  --------------  ----------  ----------  --------------
Schroder Short-Term
  Investment
  Fund--Investor
  Shares.................      4.07%      4.65%         4.34%         4.17%       4.67%         4.33%

  1  From commencement of operations (January 11, 1994).

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL INCOME DIVIDENDS AND DISTRIBUTIONS. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN A FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER LARGE CAPITALIZATION EQUITY FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
APRIL 30, 2000 (UNAUDITED)

  SHARES                                                 VALUE
----------                                            -----------
            COMMON STOCKS - 97.8%
            BASIC INDUSTRIES - 2.6%
    10,900  Alcoa                                     $   707,138
    20,200  International Paper                           742,350
                                                      -----------
                                                        1,449,488
                                                      -----------
            CAPITAL GOODS - 8.0%
    20,500  Emerson Electric                            1,124,938
    13,100  General Electric                            2,059,975
    22,500  Honeywell International                     1,260,000
                                                      -----------
                                                        4,444,913
                                                      -----------
            COMPUTER HARDWARE - 20.2%
    28,000  Cisco Systems (1)                           1,941,187
    10,900  EMC (1)                                     1,514,419
    20,600  Intel                                       2,612,337
    23,700  Sun Microsystems (1)                        2,178,919
    16,300  Tellabs (1)                                   893,444
    12,600  Texas Instruments                           2,052,225
                                                      -----------
                                                       11,192,531
                                                      -----------
            COMPUTER SERVICES - 2.0%
    16,200  Electronic Data Systems                     1,113,750
                                                      -----------
            COMPUTER SOFTWARE - 8.7%
     6,800  Citrix Systems (1)                            415,225
    26,600  Microsoft (1)                               1,855,350
    31,600  Oracle (1)                                  2,526,025
                                                      -----------
                                                        4,796,600
                                                      -----------
            CONSUMER CYCLICALS - 6.1%
    24,100  Costco Wholesale (1)                        1,302,906
    19,800  Lowe's Companies                              980,100
    19,400  Wal-Mart Stores                             1,074,275
                                                      -----------
                                                        3,357,281
                                                      -----------
            CONSUMER STAPLES - 8.3%
    17,700  Anheuser Busch                              1,248,956
    18,900  Colgate Palmolive                           1,079,663
    18,300  Time Warner                                 1,645,856
    14,200  Walt Disney                                   615,038
                                                      -----------
                                                        4,589,513
                                                      -----------
            ENERGY - 7.1%
    11,800  Chevron                                     1,004,475
    52,600  Conoco                                    $ 1,252,538
    21,600  Exxon Mobil                                 1,678,050
  SHARES                                                 VALUE
----------                                            -----------
                                                      -----------
                                                        3,935,063
                                                      -----------
            FINANCIAL SERVICES - 13.3%
    13,507  American International Group                1,481,549
    25,500  Capital One Financial                       1,115,625
    27,200  Citigroup                                   1,616,700
    26,200  Federal National Mortgage Association       1,580,188
    43,100  FleetBoston Financial                       1,527,356
                                                      -----------
                                                        7,321,418
                                                      -----------
            HEALTH CARE - 10.1%
    27,100  Bristol-Myers Squibb                        1,421,056
    26,000  Medtronic                                   1,350,375
    28,600  Schering-Plough                             1,152,937
    14,700  Warner Lambert                              1,673,044
                                                      -----------
                                                        5,597,412
                                                      -----------
            TELECOMMUNICATIONS - 9.5%
    27,600  AT&T Wireless Group (1)                       878,025
    28,400  GTE                                         1,924,100
    27,200  MCI WorldCom (1)                            1,235,900
    17,000  U S WEST                                    1,210,187
                                                      -----------
                                                        5,248,212
                                                      -----------
            UTILITIES - 1.9%
    25,100  PECO Energy                                 1,046,356
                                                      -----------
            Total Common Stocks
              (Cost $49,728,699)                       54,092,537
                                                      -----------
            SHORT TERM INVESTMENT - 3.9%
 2,154,713  SSgA U.S. Government Money
              Market Fund 5.677% (2)
              (Cost $2,154,713)                         2,154,713
                                                      -----------
            Total Investments
              (Cost $51,883,412) - 101.7%              56,247,250
            Liabilities in Excess of Other
            Assets - (1.7%)                              (944,205)
                                                      -----------
            Total Net Assets - 100%                   $55,303,045
                                                      ===========

------------------

(1)  Denotes non-income producing security.
(2)  Interest rate shown is 7-day yield as of April 30, 2000.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
APRIL 30, 2000 (UNAUDITED)

  SHARES                                                  VALUE
-----------                                            -----------
             COMMON STOCKS - 98.4%
             BANKS & FINANCE - 5.9%
     32,900  Hudson United Bancorp                     $   742,306
     30,500  Imperial Bancorp                              598,563
     11,200  Neuberger Berman                              368,200
     58,000  Waddell & Reed Financial                    1,544,250
                                                       -----------
                                                         3,253,319
                                                       -----------
             BASIC INDUSTRIES - 14.3%
     62,000  Aptargroup                                  1,767,000
     33,800  Arch Chemicals                                667,550
     35,700  Belden                                      1,059,844
     11,200  Millipore                                     802,900
     30,000  Minerals Technologies                       1,387,500
     37,000  OM Group                                    1,702,000
    133,900  Titanium Metals                               560,706
                                                       -----------
                                                         7,947,500
                                                       -----------
             BUSINESS SERVICES - 5.7%
     64,000  ACNielson (1)                               1,476,000
     99,300  Interim Services (1)                        1,700,512
                                                       -----------
                                                         3,176,512
                                                       -----------
             CAPITAL GOODS - 9.4%
    130,000  AGCO                                        1,543,750
     27,700  Gerber Scientific                             384,338
     37,900  Precision Castparts                         1,582,325
     49,000  Teleflex                                    1,693,562
                                                       -----------
                                                         5,203,975
                                                       -----------
             CONSUMER CYCLICALS - 9.4%
     40,000  Houghton Mifflin                            1,662,500
     83,800  InterTan (1)                                1,157,487
    150,000  Sinclair Broadcast Group (1)                1,171,875
     66,200  WestPoint Stevens                           1,241,250
                                                       -----------
                                                         5,233,112
                                                       -----------
             CONSUMER DISCRETIONARY - 6.4%
     66,800  Dial                                          931,025
     57,000  Polaroid                                    1,150,687
     41,000  Scotts (1)                                  1,481,125
                                                       -----------
                                                         3,562,837
                                                       -----------
             ELECTRONICS - 6.9%
     26,700  Benchmark Electronics (1)                   1,073,006
     28,800  International Rectifier (1)                 1,414,800
     34,200  Xircom (1)                                  1,348,763
                                                       -----------
                                                         3,836,569
                                                       -----------
  SHARES                                                  VALUE
-----------                                            -----------

             ENERGY - 9.5%
     22,000  BJ Services (1)                           $ 1,545,500
     11,600  Cal Dive International (1)                    577,100
     85,000  Forest Oil (1)                                950,938
      3,400  Grant Prideco (1)                              65,450
     93,000  Plains Resources (1)                        1,319,437
    165,900  Titan Exploration (1)                         829,500
                                                       -----------
                                                         5,287,925
                                                       -----------
             FINANCIALS - 2.1%
     47,800  Cullen/Frost Bankers                        1,180,063
                                                       -----------
             HEALTH CARE - 4.7%
     42,000  Alpharma                                    1,622,250
     22,600  Barr Laboratories (1)                         976,038
                                                       -----------
                                                         2,598,288
                                                       -----------
             INSURANCE - 2.8%
     66,000  Protective Life                             1,571,625
                                                       -----------
             TECHNOLOGY - 13.3%
     55,000  Harris                                      1,777,187
     79,300  Mentor Graphics (1)                         1,040,813
     60,000  National Data                               1,665,000
    110,000  Storage Technology (1)                      1,430,000
     26,000  Tektronix                                   1,504,750
                                                       -----------
                                                         7,417,750
                                                       -----------
             TECHNOLOGY-SOFTWARE - 1.3%
     11,300  Symantec (1)                                  705,544
                                                       -----------
             TELECOMMUNICATIONS - 2.5%
     16,000  Plantronics (1)                             1,416,000
                                                       -----------
             UTILITIES - 4.2%
     54,500  Philadelphia Suburban                       1,308,000
     60,000  Southern Union                              1,031,250
                                                       -----------
                                                         2,339,250
                                                       -----------
             Total Common Stocks
               (Cost $47,407,487)                       54,730,269
                                                       -----------
             SHORT TERM INVESTMENT - 1.9%
  1,030,130  SSgA U.S. Government Money Market Fund
               5.677% (2)
               (Cost $1,030,130)                         1,030,130
                                                       -----------
             Total Investments
               (Cost $48,437,617) - 100.3%              55,760,399
             Liabilities in Excess of
               Other Assets - (0.3%)                      (159,162)
                                                       -----------
             Total Net Assets - 100%                   $55,601,237
                                                       ===========

------------------

(1)  Denotes non-income producing security.
(2)  Interest rate shown is 7-day yield as of April 30, 2000.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
APRIL 30, 2000 (UNAUDITED)

  SHARES                                                 VALUE
-----------                                            ----------
             COMMON STOCKS - 99.0%
             BANKS & FINANCE - 5.7%
     11,900  Charter One Financial                     $  241,719
      7,600  Franklin Resources                           245,100
                                                       ----------
                                                          486,819
                                                       ----------
             BASIC INDUSTRIES - 6.1%
      6,400  Allegheny Technologies                       154,800
      8,800  Cabot                                        237,600
      1,800  Millipore                                    129,038
                                                       ----------
                                                          521,438
                                                       ----------
             CAPITAL GOODS - 6.2%
      9,000  B. F. Goodrich                               286,875
      6,000  Deere & Company                              242,250
                                                       ----------
                                                          529,125
                                                       ----------
             CONSUMER CYCLICALS - 6.4%
      5,600  McGraw-Hill Companies                        294,000
      5,800  NIKE                                         251,938
                                                       ----------
                                                          545,938
                                                       ----------
             CONSUMER STAPLES - 9.8%
      8,000  Avon Products                                332,000
      7,200  Clorox                                       264,600
      7,100  International Flavors & Fragrances           244,506
                                                       ----------
                                                          841,106
                                                       ----------
             ENERGY - 10.0%
      4,300  BJ Services (1)                              302,075
      5,600  Devon Energy                                 269,850
      4,800  Grant Prideco (1)                             92,400
      4,800  Weatherford International                    195,000
                                                       ----------
                                                          859,325
                                                       ----------
             HEALTH CARE - 9.7%
     11,700  Boston Scientific (1)                        310,050
      5,300  Genzyme (1)                                  258,706
      5,800  Watson Pharmaceuticals (1)                   260,638
                                                       ----------
                                                          829,394
                                                       ----------
             INSURANCE - 13.1%
      3,900  Chubb                                        248,138
  SHARES                                                 VALUE
-----------                                            ----------
     17,000  MetLife (1)                               $  281,562
      8,600  Nationwide Financial Services                239,725
      8,200  Reliastar Financial                          353,112
                                                       ----------
                                                        1,122,537
                                                       ----------
             SERVICES - 12.2%
      9,700  Diebold                                      280,087
     11,100  Hearst-Argyle Television (1)                 236,569
      7,600  Manpower                                     268,375
     10,400  Viad                                         263,900
                                                       ----------
                                                        1,048,931
                                                       ----------
             TECHNOLOGY - 17.9%
      7,000  Arrow Electronics (1)                        306,687
     12,000  Ceridian (1)                                 260,250
      8,200  Harris                                       264,963
     26,100  Parametric Technology (1)                    212,878
      5,000  SCI Systems (1)                              266,250
      4,500  Seagate Technology (1)                       228,656
                                                       ----------
                                                        1,539,684
                                                       ----------
             TELECOMMUNICATIONS - 1.9%
      6,600  CenturyTel                                   161,700
                                                       ----------
             Total Common Stocks
               (Cost $7,192,904)                        8,485,997
                                                       ----------
             SHORT TERM INVESTMENT - 1.6%
    136,345  SSgA U.S. Government Money Market Fund
               5.677% (2)
               (Cost $136,345)                            136,345
                                                       ----------
             Total Investments
               (Cost $7,329,249) - 100.6%               8,622,342
                                                       ----------
             Liabilities in Excess of
               Other Assets - (0.6%)                      (49,762)
                                                       ----------
             Total Net Assets - 100%                   $8,572,580
                                                       ==========

------------------

(1)  Denotes non-income producing security.
(2)  Interest rate shown is 7-day yield as of April 30, 2000.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
APRIL 30, 2000 (UNAUDITED)

 PRINCIPAL
  AMOUNT                                                  VALUE
-----------                                            -----------
             ASSET-BACKED SECURITIES - 8.1%
$   375,140  Commercial Resecuritization Trust
               Series 1999-1 Class A
               6.740% 01/27/2009                       $   354,282
             Contimortgage Home Equity Loan Trust
    520,000  Series 1997-4 Class A5
               6.440% 12/15/2012                           508,051
    400,000  Series 1996-3 Class A6
               7.830% 02/15/2016                           399,276
    276,206  Ford Credit Auto Owner Trust
               Series 1998-B Class A3
               5.850% 10/15/2001                           275,610
    376,263  Green Tree Financial
               Series 1992-2 Class A4
               8.150% 01/15/2018                           379,477
                                                       -----------
             Total Asset-Backed Securities
               (Cost $1,983,580)                         1,916,696
                                                       -----------
             U.S. GOVERNMENT SECURITIES - 21.4%
             FEDERAL AGENCY ISSUES - 8.4%
             FHLMC
    450,000  6.625% 09/15/2009                             429,439
    750,000  6.875% 01/15/2005                             739,014
             FNMA
    125,000  7.125% 02/15/2005                             124,383
    560,000  7.125% 01/15/2030                             554,491
    125,000  7.250% 01/15/2010                             124,681
                                                       -----------
                                                         1,972,008
                                                       -----------
             TREASURY ISSUES - 13.0%
             United States Treasury Bonds
    120,000  6.125% 08/15/2029                             120,231
    135,000  7.875% 02/15/2021                             159,964
    255,000  8.750% 08/15/2020                             326,652
    945,000  8.875% 02/15/2019                           1,210,682
    505,000  9.250% 02/15/2016                             650,792
             United States Treasury Notes
    100,000  5.875% 11/15/2004                              97,383
    515,000  6.000% 08/15/2009                             503,846
                                                       -----------
                                                         3,069,550
                                                       -----------
             Total U.S. Government Securities
               (Cost $5,017,550)                         5,041,558
                                                       -----------
 PRINCIPAL
  AMOUNT                                                  VALUE
-----------                                            -----------

             MORTGAGE-BACKED SECURITIES - 35.9%
             COLLATERALIZED MORTGAGE OBLIGATIONS - 8.5%
$19,741,351  Bear Stearns Commercial Mortgage
               Securities (1)
               Series 1999-WF2 Class X
               0.4307% 05/15/2019                      $   388,905
    500,000  FHLMC
               Series 1543 Class PJ
               7.000% 10/15/2022                           479,582
             FNMA
    205,000  Series 1999-32 Class PK
               6.000% 02/25/2028                           185,589
    402,117  Series 1997-1 Class B
               6.500% 02/18/2004                           392,890
    582,807  Residential Accredit Loans
               Series 1999-QS4 Class A1
               6.250% 03/25/2014                           547,726
                                                       -----------
                                                         1,994,692
                                                       -----------
             MORTGAGE PASS-THROUGH SECURITIES - 27.4%
             FHLMC
    531,312  6.000% 05/01/2029                             482,332
    188,155  8.000% 01/01/2026                             188,272
             FNMA
  1,112,153  6.000% 10/01/2013                           1,042,295
    886,547  6.000% 12/01/2028                             803,157
    985,876  6.000% 12/01/2028                             893,142
    297,119  7.000% 12/01/2010                             290,341
    391,864  7.000% 05/01/2024                             375,087
    406,059  7.000% 05/01/2026                             388,674
    593,755  7.500% 01/01/2030                             581,323
    364,906  10.000% 12/01/2020                            390,108
             GNMA
    317,753  6.500% 05/15/2009                             305,638
    562,523  7.500% 11/15/2029                             553,558
    158,975  8.000% 06/15/2026                             159,472
                                                       -----------
                                                         6,453,399
                                                       -----------
             Total Mortgage-Backed Securities (Cost
               $8,669,226)                               8,448,091
                                                       -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2000 (UNAUDITED)

 PRINCIPAL
  AMOUNT                                                  VALUE
-----------                                            -----------
             CORPORATE BONDS - 26.1%
             INDUSTRIALS - 6.3%
$   285,000  Comdisco
               6.000% 01/30/2002                       $   275,637
    280,000  Ford Motor
               7.450% 07/16/2031                           264,500
    150,000  Hilfiger Tommy USA
               6.500% 06/01/2003                           120,000
    275,000  IMC Global
               7.400% 11/01/2002                           271,090
    500,000  R.J. Reynolds Tobacco Holdings
               7.375% 05/15/2003                           436,879
    115,000  Saks
               7.000% 07/15/2004                           106,589
                                                       -----------
                                                         1,474,695
                                                       -----------
             MEDIA/TELECOMMUNICATIONS - 1.3%
    115,000  Sprint Capital
               6.875% 11/15/2028                            99,748
    255,000  Time Warner
               6.625% 05/15/2029                           212,602
                                                       -----------
                                                           312,350
                                                       -----------
             OIL - 1.1%
    280,000  Conoco
               6.950% 04/15/2029                           251,920
                                                       -----------
             REITS, INSURANCE, FINANCE & BANKING - 9.3%
    285,000  American Financial Group
               7.125% 04/15/2009                           254,374
    260,000  Bank of America
               7.800% 02/15/2010                           259,846
    190,000  Capital One Financial
               7.250% 05/01/2006                           177,673
    400,000  Conseco
               6.800% 06/15/2005                           234,000
    200,000  Duke Realty
               6.800% 02/12/2009                           182,689
    145,000  EOP Operating
               6.800% 01/15/2009                           131,770
    175,000  Ford Motor Credit
               7.375% 10/28/2009                           169,622
    255,000  General Motors Acceptance
               7.750% 01/19/2010                           251,378
    255,000  Household Finance
               5.875% 02/01/2009                           220,618
    330,000  Presidental Life
               7.875% 02/15/2009                           304,529
                                                       -----------
                                                         2,186,499
                                                       -----------
 PRINCIPAL
  AMOUNT                                                  VALUE
-----------                                            -----------

             TRANSPORTATION - 2.5%
$   310,000  Continental Airlines
               Series 2000-1 Class A1
               8.048% 11/01/2020                       $   310,295
    300,000  Delta Air Lines
               6.650% 03/15/2004                           281,242
                                                       -----------
                                                           591,537
                                                       -----------
             YANKEE BONDS - 5.6%
    145,000  AB Spintab (1)
               7.500% 08/14/2049                           134,111
    375,000  Credit Suisse First Boston (1)
               7.900% 05/01/2049                           350,056
    450,000  Merita Bank (1)
               7.150% 12/29/2049                           435,081
    260,000  Republic of Korea
               8.875% 04/15/2008                           268,775
    135,000  United Mexican States
               9.875% 02/01/2010                           139,388
                                                       -----------
                                                         1,327,411
                                                       -----------
             Total Corporate Bonds
               (Cost $6,582,713)                         6,144,412
                                                       -----------

  SHARES
-----------
             SHORT-TERM INVESTMENTS - 7.9%
    803,739  SSgA Money Market Fund 5.766% (2)             803,739
  1,055,806  SSgA U.S. Government Money Market Fund
               5.677% (2)                                1,055,806
                                                       -----------
             Total Short-Term Investments
               (Cost $1,859,545)                         1,859,545
                                                       -----------
             Total Investments
               (Cost $24,112,614) - 99.4%               23,410,302
             Other Assets Less
             Liabilities - 0.6%                            131,791
                                                       -----------
             Total Net Assets - 100%                   $23,542,093
                                                       ===========

------------------

(1) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2000, these securities aggregated $1,308,153 or 5.6% of the assets of the Fund.
(2)  Interest rate shown is 7-day yield as of April 30, 2000.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM INVESTMENT FUND
--------------------------------------------------------------------------------
Schedule of Investments
April 30, 2000 (Unaudited)

 Principal
  Amount                                                  Value
-----------                                            -----------
             Asset-Backed Securities - 41.4%
             Contimortgage Home Equity Loan Trust
$   760,629  Series 1998-2 Class A3
               6.130% 03/15/2013                       $   754,033
  1,000,000  Series 1997-4 Class A5
               6.440% 12/15/2012                           977,020
    310,000  Series 1996-3 Class A6
               7.830% 07/15/2016                           309,439
    753,708  FNMA
             Series 1998-65 Class A1
               5.530% 09/16/2028                           752,295
    684,512  Ford Credit Auto Owner Trust
               Series 1998-B Class A3
               5.850% 10/15/2001                           683,033
     26,192  General Motors Acceptance
               Series 1997-A Class A
               6.500% 04/15/2002                            26,193
             Green Tree Financial
    881,126  Series 1993-3 Class A5
               5.750% 10/15/2018                           877,620
  1,450,000  Series 1998-B Class HIA4
               6.390% 02/18/2025                         1,417,520
  1,187,750  Series 1996-10 Class A4
               6.420% 11/15/2028                         1,180,956
  1,092,377  Series 1992-2 Class A4
               8.150% 01/15/2018                         1,101,708
     37,714  Money Store Auto Trust
               Series 1997-4 Class A2 6.350%
               03/20/2004                                   37,616
                                                       -----------
             Total Asset-Backed Securities
               (Cost $8,262,700)                         8,117,433
                                                       -----------
             Mortgage-Backed Securities - 21.5%
             Collateralized Mortgage Obligations - 10.8%
 19,444,325  Bear Stearns Commercial Mortgage
               Securities (1)
               Series 1999-WF2 Class X
               0.43074% 05/15/2019                         383,053
             FNMA
    810,691  Series 1992-94 Class G
               7.000% 10/25/2005                           807,324
    931,000  Series 1992-31 Class M
               7.750% 03/25/2022                           920,167
                                                       -----------
                                                         2,110,544
                                                       -----------
             Mortgage Pass-Through Securities - 10.7%
             FNMA
  1,166,582  7.500% 12/01/2001                           1,160,384
    481,384  10.000% 12/01/2020                            514,629
 Principal
  Amount                                                  Value
-----------                                            -----------

$   425,828  GNMA
               8.500% 04/25/2025                       $   429,820
                                                       -----------
                                                         2,104,833
                                                       -----------
             Total Mortgage-Backed Securities
               (Cost $4,360,453)                         4,215,377
                                                       -----------
             Corporate Bond - 5.7%
  1,125,000  General Motors Acceptance MTN (2)
               6.375% 07/31/2000
               (Cost $1,122,255)                         1,124,774
                                                       -----------
             Commercial Paper - 22.9%
    900,000  American Express
               6.010% 05/18/2000                           897,454
    900,000  Associates Corporation of North America
               6.000% 05/16/2000                           897,758
    900,000  Ford Motor Credit
               6.000% 05/17/2000                           897,608
    900,000  General Electric Capital
               5.980% 05/16/2000                           897,765
    900,000  John Deere Capital
               5.980% 05/03/2000                           899,701
                                                       -----------
             Total Commercial Paper
               (Cost $4,490,286)                         4,490,286
                                                       -----------

  Shares
-----------
             Short-Term Investments - 9.2%
    920,207  SSgA Money Market
               Fund 5.766% (3)                             920,207
    892,852  SSgA U.S. Government Money Market Fund
               5.677% (3)                                  892,852
                                                       -----------
             Total Short-Term Investments
               (Cost $1,813,059)                         1,813,059
                                                       -----------
             Total Investments
               (Cost $20,048,753) - 100.7%              19,760,929
                                                       -----------
             Liabilities in Excess
               of Other Assets - (0.7%)                   (143,546)
                                                       -----------
             Total Net Assets - 100%                   $19,617,383
                                                       ===========

------------------

(1) Pursuant to Rule 144A of the Securities Act of 1933, this security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2000, this security aggregated $383,053 or 2.0% of the assets of the Fund.
(2) Floating rate security. The coupon rate shown represents the rate at the period end.
(3)  Interest rate shown is 7-day yield as of April 30, 2000.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

Statements of Assets and Liabilities
April 30, 2000 (Unaudited)

                                Large            Small
                           Capitalization   Capitalization      MidCap      Investment    Short-Term
                               Equity            Value          Value      Grade Income   Investment
                                Fund             Fund            Fund          Fund          Fund
                           ---------------  ---------------  ------------  -------------  -----------
Assets
  Investments in
    securities, at
  value--Note 2              $56,247,250      $55,760,399    $ 8,622,342    $23,410,302   $19,760,929
  Dividends receivable            35,050            6,247          6,167              0             0
  Interest receivable              5,963            5,830          2,207        289,681        88,073
  Receivable for
    securities sold                    0          540,918              0        129,385             0
  Receivable for Trust
    shares sold                    5,242                0          4,068          2,925             0
  Deferred organizational
    costs                              0                0          9,599              0             0
  Prepaid expenses                 2,180           12,707              0              0             0
  Due from Investment
    Advisor--Note 3                1,696            1,941         10,390              0         5,432
                             -----------      -----------    -----------    -----------   -----------
      Total Assets            56,297,381       56,328,042      8,654,773     23,832,293    19,854,434
                             -----------      -----------    -----------    -----------   -----------
Liabilities
  Payable for securities
    purchased                    843,729          574,026              0        229,899             0
  Payable for Trust
    shares redeemed               48,924           41,393              0              0       160,452
  Advisory fees
    payable--Note 3               22,925           43,564          8,079              0         6,155
  Accounts payable and
    accrued expenses              78,758           67,822         74,114         60,301        70,444
                             -----------      -----------    -----------    -----------   -----------
      Total Liabilities          994,336          726,805         82,193        290,200       237,051
                             -----------      -----------    -----------    -----------   -----------
      Net Assets             $55,303,045      $55,601,237    $ 8,572,580    $23,542,093   $19,617,383
                             ===========      ===========    ===========    ===========   ===========
Net Assets
  Capital paid-in            $42,970,263      $37,293,477    $ 6,788,122    $25,392,754   $20,193,858
  Undistributed
    (distributions in
    excess of) net
    investment income              3,700         (347,113)         2,430         (8,024)        9,205
  Accumulated net
    realized gain (loss)
    on investments             7,965,244       11,332,091        488,935     (1,140,325)     (297,856)
  Net unrealized
    appreciation
    (depreciation) of
    investments                4,363,838        7,322,782      1,293,093       (702,312)     (287,824)
                             -----------      -----------    -----------    -----------   -----------
      Net Assets             $55,303,045      $55,601,237    $ 8,572,580    $23,542,093   $19,617,383
                             ===========      ===========    ===========    ===========   ===========
Investor Shares:
  Net Assets                 $55,292,434      $55,413,376    $ 8,568,227    $23,542,093   $19,617,383
  Net asset value,
    offering and
    redemption price per
    share                    $     13.59      $     14.84    $     12.75    $      8.84   $      9.68
      Total shares
        outstanding at
        end of period          4,067,645        3,733,999        671,877      2,662,208     2,026,684
Advisor Shares:
  Net Assets--Note 8         $    10,611      $   187,861    $     4,353    $         0         N/A(1)
  Net asset value,
    offering and
    redemption price per
    share                    $     13.55      $     14.68    $     12.73    $      0.00         N/A(1)
      Total shares
        outstanding at
        end of period                783           12,798            342              0         N/A(1)
      Cost of securities     $51,883,412      $48,437,617    $ 7,329,249    $24,112,614   $20,048,753

------------------

(1)  See Note 1.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

Statements of Operations
For the Six Months Ended April 30, 2000 (Unaudited)

                                Large             Small
                            Capitalization    Capitalization       MidCap         Investment      Short-Term
                                Equity            Value             Value        Grade Income     Investment
                                 Fund              Fund             Fund             Fund            Fund
                           ----------------  ----------------  ---------------  --------------  --------------
Investment Income
  Dividend income          $       280,347   $       244,519   $        59,755  $           0   $            0
  Interest income                   34,808            49,402            13,455        870,047          719,193
                           ----------------  ----------------  ---------------  --------------  --------------
      Total Income                 315,155           293,921            73,210        870,047          719,193
                           ----------------  ----------------  ---------------  --------------  --------------
Expenses
  Investment advisory
    fees--Note 3                   227,893           277,830            46,315         59,043           42,456
  Shareholder servicing
    fees--Note 4                        49               163                 5              0                0
  Administrative
    fees--Note 3                    30,766            29,572             5,203         11,954           10,756
  Custodian fees                    30,406            31,600            23,056         24,479           22,904
  Audit fees                         9,693            10,302             9,693          9,966            9,784
  Legal fees                        12,058            12,068             9,649         10,963           10,634
  Printing expenses                  4,984             4,987             4,984          4,984            4,984
  Trustees fees--Note 5              5,711             5,246               887          1,994            2,192
  Transfer agent fees               32,094            37,425            21,876         18,438           21,878
  Organizational expenses                0                 0             2,823              0                0
  Registration fees                 10,964            10,977            11,462          8,473            8,472
  Insurance                          2,592             2,892               438          1,169              853
  Other                              1,612             1,557               340            713              748
                           ----------------  ----------------  ---------------  --------------  --------------
      Total Expenses               368,822           424,619           136,731        152,176          135,661
  Expenses borne by
    Investment
    Adviser--Note 3                (12,558)          (12,714)          (67,253)             0          (26,336)
  Expenses waived by
    Investment
    Adviser--Note 3                (74,992)                0                 0        (59,043)               0
                           ----------------  ----------------  ---------------  --------------  --------------
      Net Expenses                 281,272           411,905            69,478         93,133          109,325
                           ----------------  ----------------  ---------------  --------------  --------------
      Net Investment
        Income (Loss)               33,883          (117,984)            3,732        776,914          609,868
                           ----------------  ----------------  ---------------  --------------  --------------
Realized and Unrealized
  Gain (Loss) on
  Investments
  Net realized gain
    (loss) on investments        7,965,769        11,396,565           867,944       (355,538)         (85,404)
  Change in net
    unrealized
    (depreciation)
    appreciation of
    investments                 (7,768,482)       (1,172,142)          704,212       (234,228)         (71,952)
                           ----------------  ----------------  ---------------  --------------  --------------
  Net Gain (Loss)                  197,287        10,224,423         1,572,156       (589,766)        (157,356)
                           ----------------  ----------------  ---------------  --------------  --------------
Net Increase In Net
  Assets
  Resulting from
  Operations               $       231,170   $    10,106,439   $     1,575,888  $     187,148   $      452,512
                           ================  ================  ===============  ==============  ==============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                 Large Capitalization Equity Fund
                           --------------------------------------------
                                Six Months Ended          Year Ended
                           April 30, 2000 (Unaudited)  October 31, 1999
                           --------------------------  ----------------
Increase (Decrease) in
  Net Assets
  From operations:
    Net investment income
      (loss)                      $     33,883           $   155,345
    Net realized gain
      (loss) on
      investments                    7,965,769             5,187,928
    Change in net
      unrealized
      appreciation
      (depreciation) on
      investments                   (7,768,482)            8,769,491
                                  ------------           -----------
  Net increase (decrease)
    in net assets
    resulting from
    operations                         231,170            14,112,764
                                  ------------           -----------
  Net equalization
    credits (debits)                         0                     0
  Dividends and
    distributions to
    Investor
    Shareholders:
    From net investment
      income                          (107,089)             (180,868)
    From net realized
      capital gains                 (4,536,118)          (13,211,192)
  Dividends and
    distributions to
    Advisor Shareholders:
    From net investment
      income                                 0                     0
    From net realized
      capital gains                     (3,628)                    0
                                  ------------           -----------
                                    (4,646,835)          (13,392,060)
                                  ------------           -----------
Investor Share
  Transactions:
    Sales of shares                 30,059,022            14,839,763
    Reinvestment of
      distributions                  4,630,639            13,358,523
    Redemptions of shares          (45,156,596)          (19,441,158)
                                  ------------           -----------
    Total increase
      (decrease) from
      Investor share
      transactions                 (10,466,935)            8,757,128
                                  ------------           -----------
Advisor Share
  Transactions:
    Sales of shares                          0                48,660
    Reinvestment of
      distributions                      2,837                     0
    Redemptions of shares              (38,131)                    0
                                  ------------           -----------
    Total increase
      (decrease) from
      Advisor share
      transactions                     (35,294)               48,660
                                  ------------           -----------
Net Assets
    Beginning of period             70,220,939            60,694,447
                                  ------------           -----------
    End of period                 $ 55,303,045           $70,220,939
                                  ============           ===========
Including Undistributed
  (distributions in
  excess of) net
  investment income               $      3,700           $    76,906
                                  ============           ===========
Other Information
Investor Share
  Transactions:
    Sales of shares                  2,087,864             1,065,957
    Reinvestment of
      distributions                    334,584             1,029,955
    Redemption of shares            (3,168,790)           (1,395,856)
                                  ------------           -----------
Net increase (decrease)
  in Investor shares                  (746,342)              700,056
                                  ============           ===========
Advisor Share
  Transactions:
    Sales of shares                          0                 3,592
    Reinvestment of
      distributions                        205                     0
    Redemption of shares                (3,014)                    0
                                  ------------           -----------
  Net increase (decrease)
    in Advisor shares                   (2,809)                3,592
                                  ============           ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                 Small Capitalization Value Fund
                           --------------------------------------------
                                Six Months Ended          Year Ended
                           April 30, 2000 (Unaudited)  October 31, 1999
                           --------------------------  ----------------
Increase (Decrease) in
  Net Assets
  From operations:
    Net investment income
      (loss)                      $  (117,984)           $   (355,876)
    Net realized gain
      (loss) on
      investments                  11,396,565               3,167,389
    Change in net
      unrealized
      appreciation
      (depreciation) on
      investments                  (1,172,142)               (793,982)
                                  -----------            ------------
  Net increase (decrease)
    in net assets
    resulting from
    operations                     10,106,439               2,017,531
                                  -----------            ------------
  Net equalization
    credits (debits)                        0                       0
  Dividends and
    distributions to
    Investor
    Shareholders:
    From net investment
      income                                0                       0
    From net realized
      capital gains                (2,491,082)             (1,240,172)
  Dividends and
    distributions to
    Advisor Shareholders:
    From net investment
      income                                0                       0
    From net realized
      capital gains                    (5,686)                 (1,465)
                                  -----------            ------------
                                   (2,496,768)             (1,241,637)
                                  -----------            ------------
Investor Share
  Transactions:
    Sales of shares                20,342,335              20,003,670
    Reinvestment of
      distributions                 2,463,098               1,228,923
    Redemptions of shares         (35,188,309)            (29,612,698)
                                  -----------            ------------
    Total increase
      (decrease) from
      Investor share
      transactions                (12,382,876)             (8,380,105)
                                  -----------            ------------
Advisor Share
  Transactions:
    Sales of shares                    68,188                 136,082
    Reinvestment of
      distributions                     5,686                   1,442
    Redemptions of shares             (34,478)                (60,875)
                                  -----------            ------------
    Total increase
      (decrease) from
      Advisor share
      transactions                     39,396                  76,649
                                  -----------            ------------
Net Assets
    Beginning of period            60,335,046              67,862,608
                                  -----------            ------------
    End of period                 $55,601,237            $ 60,335,046
                                  ===========            ============
Including Undistributed
  (distributions in
  excess of) net
  investment income               $  (347,113)           $   (229,129)
                                  ===========            ============
Other Information
Investor Share
  Transactions:
    Sales of shares                 1,533,393               1,514,759
    Reinvestment of
      distributions                   193,640                  94,824
    Redemption of shares           (2,587,578)             (2,267,904)
                                  -----------            ------------
Net increase (decrease)
  in Investor shares                 (860,545)               (658,321)
                                  ===========            ============
Advisor Share
  Transactions:
    Sales of shares                     5,058                  10,122
    Reinvestment of
      distributions                       452                     112
    Redemption of shares               (2,616)                 (4,143)
                                  -----------            ------------
  Net increase (decrease)
    in Advisor shares                   2,894                   6,091
                                  ===========            ============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                        MidCap Value Fund
                           --------------------------------------------
                                Six Months Ended          Year Ended
                           April 30, 2000 (Unaudited)  October 31, 1999
                           --------------------------  ----------------
Increase (Decrease) in
  Net Assets
  From operations:
    Net investment income
      (loss)                      $     3,732            $    (3,938)
    Net realized gain
      (loss) on
      investments                     867,944                993,461
    Change in net
      unrealized
      appreciation
      (depreciation) on
      investments                     704,212                295,984
                                  -----------            -----------
  Net increase (decrease)
    in net assets
    resulting from
    operations                      1,575,888              1,285,507
                                  -----------            -----------
  Net equalization
    credits (debits)                        0                      0
  Dividends and
    distributions to
    Investor
    Shareholders:
    From net investment
      income                           (3,008)                (4,932)
    From net realized
      capital gains                         0                      0
  Dividends and
    distributions to
    Advisor Shareholders:
    From net investment
      income                                0                      0
    From net realized
      capital gains                         0                      0
                                  -----------            -----------
                                       (3,008)                (4,932)
                                  -----------            -----------
Investor Share
  Transactions:
    Sales of shares                 5,895,300              2,461,359
    Reinvestment of
      distributions                     3,006                  4,931
    Redemptions of shares         (10,081,721)            (3,050,541)
                                  -----------            -----------
    Total increase
      (decrease) from
      Investor share
      transactions                 (4,183,415)              (584,251)
                                  -----------            -----------
Advisor Share
  Transactions:
    Sales of shares                         0                      0
    Reinvestment of
      distributions                         0                      0
    Redemptions of shares                   0                      0
                                  -----------            -----------
    Total increase
      (decrease) from
      Advisor share
      transactions                          0                      0
                                  -----------            -----------
Net Assets
    Beginning of period            11,183,115             10,486,791
                                  -----------            -----------
    End of period                 $ 8,572,580            $11,183,115
                                  ===========            ===========
Including Undistributed
  (distributions in
  excess of) net
  investment income               $     2,430            $     1,706
                                  ===========            ===========
Other Information
Investor Share
  Transactions:
    Sales of shares                   523,342                232,021
    Reinvestment of
      distributions                       265                    473
    Redemption of shares             (878,862)              (283,558)
                                  -----------            -----------
Net increase (decrease)
  in Investor shares                 (355,255)               (51,064)
                                  ===========            ===========
Advisor Share
  Transactions:
    Sales of shares                         0                      0
    Reinvestment of
      distributions                         0                      0
    Redemption of shares                    0                      0
                                  -----------            -----------
  Net increase (decrease)
    in Advisor shares                       0                      0
                                  ===========            ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                   Investment Grade Income Fund
                           --------------------------------------------
                                Six Months Ended          Year Ended
                           April 30, 2000 (Unaudited)  October 31, 1999
                           --------------------------  ----------------
Increase (Decrease) in
  Net Assets
  From operations:
    Net investment income
      (loss)                      $   776,914            $ 1,584,124
    Net realized gain
      (loss) on
      investments                    (355,538)              (767,652)
    Change in net
      unrealized
      appreciation
      (depreciation) on
      investments                    (234,228)            (1,029,249)
                                  -----------            -----------
  Net increase (decrease)
    in net assets
    resulting from
    operations                        187,148               (212,777)
                                  -----------            -----------
  Net equalization
    credits (debits)                    3,562                 (7,624)
                                  -----------            -----------
  Dividends and
    distributions to
    Investor
    Shareholders:
    From net investment
      income                         (801,899)            (1,589,130)
    From net realized
      capital gains                         0               (875,449)
  Dividends and
    distributions to
    Advisor Shareholders:
    From net investment
      income                                0                      0
    From net realized
      capital gains                         0                      0
                                  -----------            -----------
                                     (801,899)            (2,464,579)
                                  -----------            -----------
Investor Share
  Transactions:
    Sales of shares                10,523,347              6,783,285
    Reinvestment of
      distributions                   802,039              2,462,955
    Redemptions of shares         (12,128,994)            (9,738,157)
                                  -----------            -----------
    Total increase
      (decrease) from
      Investor share
      transactions                   (803,608)              (491,917)
                                  -----------            -----------
Net Assets
    Beginning of period            24,956,890             28,133,787
                                  -----------            -----------
    End of period                 $23,542,093            $24,956,890
                                  ===========            ===========
Including Undistributed
  (distributions in
  excess of) net
  investment income               $    (8,024)           $    13,399
                                  ===========            ===========
Other Information
Investor Share
  Transactions:
    Sales of shares                 1,166,302                709,924
    Reinvestment of
      distributions                    89,804                259,505
    Redemption of shares           (1,347,462)            (1,029,427)
                                  -----------            -----------
Net increase (decrease)
  in Investor shares                  (91,356)               (59,998)
                                  ===========            ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                    Short-Term Investment Fund
                           --------------------------------------------
                                Six Months Ended          Year Ended
                           April 30, 2000 (Unaudited)  October 31, 1999
                           --------------------------  ----------------
Increase (Decrease) in
  Net Assets
  From operations:
    Net investment income
      (loss)                      $   609,868            $ 1,456,374
    Net realized gain
      (loss) on
      investments                     (85,404)               (94,336)
    Change in net
      unrealized
      appreciation
      (depreciation) on
      investments                     (71,952)              (354,992)
                                  -----------            -----------
  Net increase (decrease)
    in net assets
    resulting from
    operations                        452,512              1,007,046
                                  -----------            -----------
  Net equalization
    credits (debits)                        0                      0
  Dividends and
    distributions to
    Investor
    Shareholders:
    From net investment
      income                         (609,868)            (1,456,374)
    From net realized
      capital gains                         0                      0
Investor Share
  Transactions:
    Sales of shares                30,136,265             23,834,847
    Reinvestment of
      distributions                   608,807              1,433,189
    Redemptions of shares         (38,072,617)           (27,770,642)
                                  -----------            -----------
    Total increase
      (decrease) from
      Investor share
      transactions                 (7,327,545)            (2,502,606)
                                  -----------            -----------
Net Assets
    Beginning of period            27,102,284             30,054,218
                                  -----------            -----------
    End of period                 $19,617,383            $27,102,284
                                  ===========            ===========
Including Undistributed
  (distributions in
  excess of) net
  investment income               $     9,205            $     9,205
                                  ===========            ===========
Other Information
Investor Share
  Transactions:
    Sales of shares                 3,097,451              2,428,306
    Reinvestment of
      distributions                    62,789                146,085
    Redemption of shares           (3,914,804)            (2,828,024)
                                  -----------            -----------
Net increase (decrease)
  in Investor shares                 (754,564)              (253,633)
                                  ===========            ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER LARGE CAPITALIZATION EQUITY FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--INVESTOR SHARES

    For an Investor Share Outstanding throughout the Period

                             Six Months
                               Ended                          Year ended October 31,
                             April 30,     -------------------------------------------------------------
                              2000 (1)       1999         1998         1997         1996         1995
--------------------------------------------------------------------------------------------------------
Net Asset Value at
  Beginning of Period         $ 14.58      $  14.75     $  14.48      $ 12.18      $ 11.12      $  9.45
                              -------      --------     --------      -------      -------      -------
Income from Investment
  Operations:
  Net Investment Income          0.01          0.03         0.05         0.10         0.11         0.11
  Net Realized and
    Unrealized Gain
    (Loss) on Investments        0.03          3.01         2.95         3.04         1.92         1.63
                              -------      --------     --------      -------      -------      -------
Total from Investment
  Operations                     0.04          3.04         3.00         3.14         2.03         1.74
                              -------      --------     --------      -------      -------      -------
Less Distributions:
  From Net Investment
    Income                      (0.02)        (0.04)       (0.09)       (0.11)       (0.13)       (0.07)
  From Net Realized
    Capital Gains               (1.01)        (3.17)       (2.64)       (0.73)       (0.84)        0.00
                              -------      --------     --------      -------      -------      -------
Total Distributions             (1.03)        (3.21)       (2.73)       (0.84)       (0.97)       (0.07)
                              -------      --------     --------      -------      -------      -------
Net Asset Value at End of
  Period                      $ 13.59      $  14.58     $  14.75      $ 14.48      $ 12.18      $ 11.12
                              =======      ========     ========      =======      =======      =======
Total Return                    0.17%(3)     23.35%       23.91%       26.18%       19.30%       18.63%
Ratios and Supplemental
  Data
  Net Assets at End of
    Period (000's)            $55,292      $ 70,169     $ 60,694      $45,552      $42,905      $38,088
  Ratio of Operating
    Expenses to Average
    Net Assets                  0.93%(2,4)    0.94%(2)     1.04%(2)     1.23%        1.26%        1.40%(2)
  Ratio of Net Investment
    Income to Average Net
    Assets                      0.11%(4)      0.23%        0.36%        0.63%        0.94%        1.27%
  Portfolio Turnover Rate      71.55%(3)     99.56%      161.11%       64.91%       56.83%       83.15%

----------------

(1)  Unaudited.
(2) Net Investment Income is after reimbursement of certain expenses and/or a management fee waiver by the Investment Adviser (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay, reimburse or waive expenses related to the Fund, the Ratio of Operating Expenses to Average Net Assets would have been as follows: 2000--1.17%, 1999--1.19%, 1998--1.20%, 1995--1.45%, respectively.
(3)  Not annualized.
(4)  Annualized.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER LARGE CAPITALIZATION EQUITY FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--ADVISOR SHARES

    For an Advisor Share Outstanding throughout the Period

                                          Six Months
                                            Ended        Period Ended
                                          April 30,      October 31,
                                           2000 (1)        1999 (2)
---------------------------------------------------------------------
Net Asset Value at Beginning of Period    $   14.55      $     13.35
                                          ---------      -----------
Income from Investment Operations:
  Net Investment Loss                         (0.06)           (0.01)
  Net Realized and Unrealized Gain
    (Loss) on Investments                      0.07             1.21
                                          ---------      -----------
Total from Investment Operations               0.01             1.20
                                          ---------      -----------
Less Distributions:
  From Net Investment Income                   0.00             0.00
  From Net Realized Capital Gains             (1.01)            0.00
                                          ---------      -----------
Total Distributions                           (1.01)            0.00
                                          ---------      -----------
Net Asset Value at End of Period          $   13.55      $     14.55
                                          =========      ===========

Total Return                                (0.07)%(4)         8.99%(4)

Ratios and Supplemental Data
  Net Assets at End of Period (000's)     $      11      $        52
  Ratio of Operating Expenses to Average
    Net Assets                                1.18%(3,5)       1.19%(3,5)
  Ratio of Net Investment Income to
    Average Net Assets                      (0.06)%(5)       (0.13)%(5)
Portfolio Turnover Rate                      71.55%(4)        99.56%(6)

----------------

(1)  Unaudited.
(2) For the period January 19, 1999 (initial offering date of Advisor Shares of the Fund) through October 31, 1999.
(3) Net Investment Income is after reimbursement of certain expenses and/or a management fee waiver by the Investment Adviser (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay, reimburse or waive expenses related to the Fund, the Ratio of Operating Expenses to Average Net Assets would have been as follows: 2000--63.99%, 1999--76.86%, respectively.
(4)  Not annualized.
(5)  Annualized.
(6) Represents the Fund's portfolio turnover rate for the entire fiscal year ended October 31, 1999.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

Financial Highlights--Investor Shares

    For an Investor Share Outstanding throughout the Period

                             Six Months
                               Ended                          Year Ended October 31,
                             April 30,     -------------------------------------------------------------
                              2000 (1)       1999         1998         1997         1996         1995
--------------------------------------------------------------------------------------------------------
Net Asset Value at
  Beginning of Period         $ 13.10       $ 12.91     $  17.67      $ 13.05      $ 10.77      $  9.77
                              -------       -------     --------      -------      -------      -------
Income from Investment
  Operations:
  Net Investment Loss           (0.04)        (0.08)       (0.02)       (0.05)       (0.05)       (0.03)
  Net Realized and
    Unrealized Gain
    (Loss) on Investments        2.35          0.51        (2.05)        5.65         2.34         1.03
                              -------       -------     --------      -------      -------      -------
Total from Investment
  Operations                     2.31          0.43        (2.07)        5.60         2.29         1.00
                              -------       -------     --------      -------      -------      -------
Less Distributions:
  From Net Realized
    Capital Gains               (0.57)        (0.24)       (2.69)       (0.98)       (0.01)        0.00
                              -------       -------     --------      -------      -------      -------
Total Distributions             (0.57)        (0.24)       (2.69)       (0.98)       (0.01)        0.00
                              -------       -------     --------      -------      -------      -------
Net Asset Value at End of
  Period                      $ 14.84       $ 13.10     $  12.91      $ 17.67      $ 13.05      $ 10.77
                              =======       =======     ========      =======      =======      =======
Total Return                   18.21%(3)      3.40%     (13.29)%       48.46%       21.17%       10.27%

Ratios and Supplemental
  Data
  Net Assets at End of
    Period (000's)            $55,413       $60,206     $ 67,814      $96,709      $48,614      $47,929
  Ratio of Operating
    Expenses to Average
    Net Assets                  1.41%(4)      1.50%        1.29%        1.32%        1.43%        1.56%(2)
  Ratio of Net Investment
    Income to Average Net
    Assets                    (0.40)%(4)    (0.54)%      (0.14)%      (0.36)%      (0.34)%      (0.29)%
  Portfolio Turnover Rate      65.48%(3)    101.72%       87.51%       77.48%       81.63%       45.74%

----------------

(1)  Unaudited.
(2) Net Investment Income is after reimbursement of certain expenses and/or a management fee waiver by the Investment Adviser (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay, reimburse or waive expenses related to the Fund, the Ratio of Operating Expenses to Average Net Assets would have been as follows: 1995--1.62%, respectively.
(3)  Not annualized.
(4)  Annualized.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

Financial Highlights--Advisor Shares

    For an Advisor Share Outstanding throughout the Period

                                  Six Months
                                    Ended       Year Ended October 31,    Period Ended
                                  April 30,     ----------------------    October 31,
                                   2000 (1)       1999         1998         1997 (2)
--------------------------------------------------------------------------------------
Net Asset Value at Beginning
  of Period                        $  12.99      $ 12.86     $  17.67       $  18.29
                                   --------      -------     --------       --------
Income from Investment
  Operations:
  Net Investment (Loss)               (0.03)       (0.11)       (0.02)         (0.01)
  Net Realized and Unrealized
    Gain (Loss) on Investments         2.29         0.48        (2.10)         (0.61)
                                   --------      -------     --------       --------
Total from Investment
  Operations                           2.26         0.37        (2.12)         (0.62)
                                   --------      -------     --------       --------
Less Distributions:
  From Net Realized Capital
    Gains                             (0.57)       (0.24)       (2.69)          0.00
                                   --------      -------     --------       --------
Total Distributions                   (0.57)       (0.24)       (2.69)          0.00
                                   --------      -------     --------       --------
Net Asset Value at End of
  Period                           $  14.68      $ 12.99     $  12.86       $  17.67
                                   ========      =======     ========       ========
Total Return                         17.98%(4)     2.94%     (13.63)%          (3.39)(4)

Ratios and Supplemental Data
  Net Assets at End of Period
    (000's)                        $    188      $   129     $     49       $     56
  Ratio of Operating Expenses
    to Average Net Assets             1.66%(3,5)    1.75%(3)    1.54%(3)       1.46%(5)
Ratio of Net Investment Income
  to Average Net Assets             (0.71)%(5)   (0.84)%      (0.42)%          0.63%(5)
Portfolio Turnover Rate              65.48%(4)   101.72%       87.51%         77.48%(6)

----------------

(1)  Unaudited.
(2) For the period September 26, 1997 (initial offering date of Advisor Shares of the Fund) through October 31, 1997.
(3) Net Investment Income is after reimbursement of certain expenses and/or a management fee waiver by the Investment Adviser (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay, reimburse or waive expenses related to the Fund, the Ratio of Operating Expenses to Average Net Assets would have been as follows: 2000--19.01%, 1999--23.27%, 1998--77.44%, respectively.
(4)  Not annualized.
(5)  Annualized.
(6) Represents the Fund's portfolio turnover rate for the entire fiscal year ended October 31, 1997.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------

Financial Highlights--Investor Shares

    For an Investor Share Outstanding throughout the Period

                                  Six Months
                                    Ended       Year ended October 31,    Period Ended
                                  April 30,     ----------------------    October 31,
                                   2000 (1)       1999         1998         1997 (2)
--------------------------------------------------------------------------------------
Net Asset Value at Beginning
  of Period                        $  10.88     $   9.72     $  10.36       $  10.00
                                   --------     --------     --------       --------
Income from Investment
  Operations:
  Net Investment Income (Loss)         0.00         0.00        (0.01)          0.00
  Net Realized and Unrealized
    Gain (Loss) on Investments         1.87         1.16        (0.63)          0.36
                                   --------     --------     --------       --------
Total from Investment
  Operations                           1.87         1.16        (0.64)          0.36
                                   --------     --------     --------       --------
Less Distributions:
  From Net Investment Income          (0.00)(4)     0.00         0.00           0.00
  From Net Realized Capital
    Gains                              0.00         0.00         0.00           0.00
                                   --------     --------     --------       --------
Total Distributions                    0.00         0.00         0.00           0.00
                                   --------     --------     --------       --------
Net Asset Value at End of
  Period                           $  12.75     $  10.88     $   9.72       $  10.36
                                   ========     ========     ========       ========
Total Return                         17.22%(5)    11.98%      (6.18)%          3.60%(5)

Ratios and Supplemental Data
  Net Assets at End of Period
    (000's)                        $  8,568     $ 11,179     $ 10,484       $ 10,066
  Ratio of Operating Expenses
    to Average Net Assets (3)         1.35%(6)     1.35%        1.35%          1.35%(6)
  Ratio of Net Investment
    Income to Average Net
    Assets                            0.07%(6)   (0.03)%      (0.06)%        (0.13)%(6)
Portfolio Turnover Rate              76.79%(5)   174.98%      165.62%         11.96%(5)

--------------

(1)  Unaudited.
(2) For the period August 1, 1997 (commencement of investment operations) through October 31, 1997.
(3) Net Investment Income is after reimbursement of certain expenses and/or a management fee waiver by the Investment Adviser (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay, reimburse or waive expenses related to the Fund, the Ratio of Operating Expenses to Average Net Assets would have been as follows: 2000--2.41%, 1999--2.28%,
     1998--2.47%, 1997--4.33%, respectively.
(4)  Amount was less than $0.01 per share.
(5)  Not annualized.
(6)  Annualized.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------

Financial Highlights--Advisor Shares

    For an Advisor Share Outstanding throughout the Period

                                       Six Months
                                         Ended       Year ended     Period Ended
                                       April 30,     October 31,    October 31,
                                        2000 (1)        1999          1998 (2)
--------------------------------------------------------------------------------
Net Asset Value at Beginning of
  Period                                $  10.86      $   9.72        $   9.30
                                        --------      --------        --------
Income from Investment Operations:
  Net Investment Income (Loss)             (0.01)        (0.03)          (0.00)
  Net Realized and Unrealized Gain
    (Loss) on Investments                   1.88          1.17            0.42
                                        --------      --------        --------
Total from Investment Operations            1.87          1.14            0.42
                                        --------      --------        --------
Less Distributions:
  From Net Investment Income                0.00          0.00            0.00
  From Net Realized Capital Gains           0.00          0.00            0.00
                                        --------      --------        --------
Total Distributions                         0.00          0.00            0.00
                                        --------      --------        --------
Net Asset Value at End of Period        $  12.73      $  10.86        $   9.72
                                        ========      ========        ========
Total Return                              17.03%(4)     11.73%           4.52%(4)

Ratios and Supplemental Data
  Net Assets at End of Period
    (000's)                             $      4      $      4        $      3
  Ratio of Operating Expenses to
    Average Net Assets (3)                 1.60%(5)      1.60%           1.60%(5)
  Ratio of Net Investment Income to
    Average Net Assets                   (0.15)%(5)    (0.28)%         (1.06)%(5)
Portfolio Turnover Rate                   76.79%(4)    174.98%         165.62%(6)

--------------

(1)  Unaudited.
(2) For the period October 23, 1998 (initial offering date of Advisor Shares of the Fund) through October 31, 1998.
(3) Net Investment Income is after reimbursement of certain expenses and/or a management fee waiver by the Investment Adviser (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay, reimburse or waive expenses related to the Fund, the Ratio of Operating Expenses to Average Net Assets would have been as follows: 2000--653.58%, 1999--517.02%, 1998--671.68%, respectively.
(4)  Not annualized.
(5)  Annualized.
(6) Represents the Fund's portfolio turnover rate for the entire fiscal year ended October 31, 1998.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------

Financial Highlights--Investor Shares

    For an Investor Share Outstanding throughout the Period

                             Six Months
                               Ended                          Year ended October 31,
                             April 30,     -------------------------------------------------------------
                              2000 (1)       1999         1998         1997         1996         1995
--------------------------------------------------------------------------------------------------------
Net Asset Value at
  Beginning of Period         $   9.06      $ 10.00      $  9.77      $  9.70      $  9.93      $  9.14
                              --------      -------      -------      -------      -------      -------
Income from Investment
  Operations:
  Net Investment Income           0.29         0.55         0.54         0.49         0.53         0.59
  Net Realized and
    Unrealized Gain
    (Loss) on Investments        (0.21)       (0.62)        0.23         0.16        (0.11)        0.79
                              --------      -------      -------      -------      -------      -------
Total from Investment
  Operations                      0.08        (0.07)        0.77         0.65         0.42         1.38
                              --------      -------      -------      -------      -------      -------
Less Distributions:
  From Net Investment
    Income                       (0.30)       (0.56)       (0.54)       (0.49)       (0.53)       (0.59)
  From Net Realized
    Capital Gains                 0.00        (0.31)        0.00        (0.09)       (0.12)        0.00
                              --------      -------      -------      -------      -------      -------
Total Distributions              (0.30)       (0.87)       (0.54)       (0.58)       (0.65)       (0.59)
                              --------      -------      -------      -------      -------      -------
Net Asset Value at End of
  Period                      $   8.84      $  9.06      $ 10.00      $  9.77      $  9.70      $  9.93
                              ========      =======      =======      =======      =======      =======
Total Return                     0.92%(3)   (0.78)%        8.10%        7.68%        4.38%       15.62%

Ratios and Supplemental
  Data
  Net Assets at End of
    Period (000's)            $ 23,542      $24,957      $28,134      $26,683      $23,708      $23,704
  Ratio of Operating
    Expenses to Average
    Net Assets (2)               0.79%(4)     0.72%        0.89%        1.12%        1.12%        1.06%
  Ratio of Net Investment
    Income to Average Net
    Assets                       6.58%(4)     5.81%        5.47%        5.58%        5.46%        6.35%
Portfolio Turnover Rate        134.59%(3)   300.53%      112.69%       43.65%       68.76%      113.50%

----------------

(1)  Unaudited.
(2) Net Investment Income is after reimbursement of certain expenses and/or a management fee waiver by the Investment Adviser (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay, reimburse or waive expenses related to the Fund, the Ratio of Operating Expenses to Average Net Assets would have been as follows: 2000--1.29%, 1999--1.22%, 1998--1.25%, 1997--1.33%, 1996--1.24%, 1995--1.50%,
     respectively.
(3)  Not annualized.
(4)  Annualized.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM INVESTMENT FUND
--------------------------------------------------------------------------------

Financial Highlights--Investor Shares

    For an Investor Share Outstanding Throughout the Period

                           Six Months
                             Ended                  Year Ended October 31,
                           April 30,   ------------------------------------------------
                            2000 (1)     1999      1998      1997      1996      1995
---------------------------------------------------------------------------------------
Net Asset Value at
  Beginning of Period       $  9.74    $  9.90   $  9.87   $  9.87   $  9.88   $  9.88
                            -------    -------   -------   -------   -------   -------
Income from Investment
  Operations:
  Net Investment Income        0.28       0.51      0.46      0.46      0.45      0.49
  Net Realized and
    Unrealized Gain
    (Loss) on Investments     (0.06)     (0.16)     0.03     (0.00)     0.00      0.00
                            -------    -------   -------   -------   -------   -------
Total from Investment
  Operations                   0.22       0.35      0.49      0.46      0.45      0.49
                            -------    -------   -------   -------   -------   -------
Less Distributions:
  From Net Investment
    Income                    (0.28)     (0.51)    (0.46)    (0.46)    (0.45)    (0.49)
  In Excess of Net
    Investment Income          0.00       0.00      0.00      0.00     (0.01)     0.00
                            -------    -------   -------   -------   -------   -------
Total Distributions           (0.28)     (0.51)    (0.46)    (0.46)    (0.46)    (0.49)
                            -------    -------   -------   -------   -------   -------
Net Asset Value at End of
  Period                    $  9.68    $  9.74   $  9.90   $  9.87   $  9.87   $  9.88
                            =======    =======   =======   =======   =======   =======
Total Return                  2.30%(3)   3.62%     5.09%     4.74%     4.63%     5.02%

Ratios and Supplemental
  Data
  Net Assets at End of
    Period (000's)          $19,617    $27,102   $30,054   $27,346   $30,527   $33,936
  Ratio of Operating
    Expenses to Average
    Net Assets                1.03%(2,4)   1.03%(2)   1.03%(2)   1.03%(2)   1.00%   0.95%(2)
  Ratio of Net Investment
    Income to Average Net
    Assets                    5.75%(4)   5.21%     4.65%     4.64%     4.50%     4.91%
Portfolio Turnover Rate      29.73%(3)  92.23%    92.95%    65.57%   154.66%    27.86%

----------------

(1)  Unaudited.
(2) Net Investment Income is after reimbursement of certain expenses and/or a management fee waiver by the Investment Adviser (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay, reimburse or waive expenses related to the Fund, the Ratio of Operating Expenses to Average Net Assets would have been as follows: 2000--1.28%, 1999--1.19%,
     1998--1.12%, 1997--1.05%, 1995--1.08%, respectively.
(3)  Not annualized.
(4)  Annualized.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

Notes to Financial Statements
April 30, 2000 (Unaudited)

Note 1. Organization

      Schroder Series Trust (the "Trust"), is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. The Trust has an unlimited number of authorized shares, which are divided into five separate investment portfolios--Schroder Large Capitalization Equity Fund, Schroder Small Capitalization Value Fund, Schroder MidCap Value Fund, Schroder Investment Grade Income Fund and Schroder Short-Term Investment Fund (collectively, the "Funds"). The Funds (except Schroder Short-Term Investment Fund) are presently authorized to issue two classes of shares--"Investor Shares" and "Advisor Shares." As of April 30, 2000 each Fund had Investor Shares outstanding and Schroder Large Capitalization Equity Fund, Schroder Small Capitalization Value Fund and Schroder MidCap Value Fund had Advisor Shares outstanding.

Note 2. Significant Accounting Policies

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      The following is a summary of significant accounting policies followed by the Funds which are in conformity with generally accepted accounting principles.

  Valuation of Investments

      Equity securities traded on a national securities exchange are valued at their last reported sale price on the principal exchange. In the absence of sales that day, such securities are valued at the mean of the closing bid and ask prices ("mid-market price") or, if none, the last sales price on the preceding trading day. Securities traded in over-the-counter markets are valued at the most recently reported mid-market price. Debt securities with remaining maturities of more than 60 days are valued on the basis of valuations provided by pricing services that determine valuations for normal institutional size trading units of debt securities, or through obtaining independent quotes from market makers. Short-term debt instruments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value unless the investment adviser believes another valuation is more appropriate. Securities for which current market quotations are not readily available are valued at fair value as determined in accordance with procedures approved by the Board of Trustees of the Trust ("Trustees").

  Repurchase Agreements

      When entering into repurchase agreements, it is each Fund's policy that the Fund take into its possession, through its custodian, the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

  Investment Transactions

      Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

Notes to Financial Statements (CONTINUED)

  Investment Income

      Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

  Expenses

      Expenses are recorded on the accrual basis. Most of the expenses of the Trust can be directly attributed to a specific Fund and/or class of shares. Expenses not directly attributed to a specific Fund and/or class of shares are allocated among the Funds and/or classes of shares in such a manner as deemed equitable by Schroder Investment Management North America Inc. ("SIMNA"), investment adviser to the Trust, or the Trustees.

  Distributions to Shareholders

      Distributions to shareholders from net investment income are declared and distributed at least annually for Schroder Large Capitalization Equity Fund, Schroder Small Capitalization Value Fund and Schroder MidCap Value Fund; declared and distributed monthly for Schroder Investment Grade Income Fund; and declared daily and distributed monthly for Schroder Short-Term Investment Fund. Distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

      To the extent that a Fund offers two classes of shares, investment income, common expenses of a Fund, and gains/losses on investments are allocated to both classes of a Fund based on the respective daily net assets of each class of such Fund. Shareholder servicing fees related to Advisor Shares are charged directly to that class. Neither class has preferential dividend rights. Income dividends, if any, paid by a Fund with respect to two classes of shares will normally differ in amount due to the differing expenses borne by each class.

  Deferred Organization Costs

      Costs and expenses of the Funds paid by SIMNA and its affiliates in connection with the organization of the Funds and the initial public offering of their shares have been deferred by the Funds and are being amortized on a straight-line basis from the date operations commenced over a period that it is expected a benefit will be realized, not to exceed five years. Except for Schroder MidCap Value Fund, each of the Funds has fully amortized such amounts. SIMNA has agreed with respect to each of the Funds that, if any of the initial shares of a Fund are redeemed during such amortization period by any holder thereof, the redemption proceeds will be reduced for any unamortized organization expenses in the same ratio as the number of shares redeemed bears to the number of initial shares held at the time of redemption. For this purpose, SIMNA has specified that its initial investment in the Schroder MidCap Value Fund was in the amount of $100,000.

  Equalization

      Schroder Investment Grade Income Fund follows an accounting practice known as equalization by which a portion of the proceeds from sales and costs of redemptions of Fund shares equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales and redemptions of the Fund's shares.

  Federal Income Taxes

      It is the policy of the Trust for each Fund to qualify as a "regulated investment company" by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that, among other things, they distribute

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

Notes to Financial Statements (CONTINUED) substantially all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to a federal excise tax.

      As of October 31, 1999, the Funds listed below had net tax basis capital loss carryforwards, for federal income tax purposes, that may be applied against taxable gains until their expiration date as follows:

                                                    Expiration
                                                       Dates
Fund                                       Amount   October 31,
----                                      --------  -----------
Schroder MidCap Value Fund                $280,206      2006
Schroder Investment Grade Income Fund      782,503      2007
Schroder Short-Term Investment Fund        104,408      2004
Schroder Short-Term Investment Fund          4,553      2005
Schroder Short-Term Investment Fund          2,632      2006
Schroder Short-Term Investment Fund        100,859      2007

      Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for Real Estate Mortgage Investment Conduit (REMIC), paydowns and losses deferred due to wash sales and excise tax regulations.

Note 3. Investment Advisory Fees and Administration Agreement

      The Trust has entered into an investment advisory agreement with SIMNA. Under the agreement, SIMNA provides investment management services, and is entitled to receive for its services compensation monthly at the following annual rates based on average daily net assets of each Fund taken separately:
  0.75% for Schroder Large Capitalization Equity Fund; 0.95% for Schroder Small Capitalization Value Fund; 0.90% for Schroder MidCap Value Fund; 0.50% for Schroder Investment Grade Income Fund; and 0.40% for Schroder Short-Term Investment Fund.

      Throughout the fiscal period SIMNA was contractually obligated to waive a portion of the investment advisory fees it was entitled to receive from Schroder Large Capitalization Equity Fund and from Schroder Investment Grade Income Fund. As a result, during the period of the waiver, Schroder Large Capitalization Equity Fund paid investment advisory fees to SIMNA at the annual rate of 0.50% of the Fund's average daily net assets, and Schroder Investment Grade Income Fund paid no investment advisory fees.

      In addition, throughout the fiscal period SIMNA was contractually obligated to reduce its compensation and, if necessary, to pay certain expenses of each of the Funds to the extent that a Fund's total operating expenses attributable to its Investor Shares and its Advisor Shares exceed the following annual rates: 1.55% and 1.80% of average daily net assets attributable to Investor Shares and Advisor Shares, respectively, of Schroder Large Capitalization Equity Fund; 1.70% and 1.95% of average daily net assets attributable to Investor Shares and Advisor Shares, respectively, of Schroder Small Capitalization Value Fund; 1.35% and 1.60% of average daily net assets attributable to Investor Shares and Advisor Shares, respectively, of Schroder MidCap Value Fund; 1.12% and 1.37% of average daily net assets attributable to Investor Shares and Advisor Shares, respectively, of Schroder Investment Grade Income Fund; and 1.03% of average daily net assets attributable to Investor Shares of Schroder Short-Term Investment Fund. It is anticipated that SIMNA will continue to observe these fee waivers and expense reimbursements throughout the current fiscal year.

      The Trust has also entered into an Administration Agreement with State Street Bank and Trust Company ("State Street"). Under the Administration agreement, the Trust, in addition to other Schroder Funds managed

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

Notes to Financial Statements (CONTINUED) by SIMNA, pay complex fees according to the following annual rates based on the combined average daily net assets of all such funds of: 0.06% of the first $1.7 billion of such assets, 0.04% of the next $1.7 billion of such assets, and 0.02% of such assets in excess of $3.4 billion, subject to certain minimum requirements.

Note 4. Shareholder Servicing Plan

      The Trust has adopted a shareholder servicing plan for the Advisor Shares of each Fund except Schroder Short-Term Investment Fund. Under the plan, Schroder Fund Advisors Inc. ("Schroder Advisors") or shareholder servicing organizations provide administrative support services to their customers who hold a Fund's Advisor Shares. For these shareholder services, Schroder Advisors is entitled to receive compensation monthly at an annual rate of up to 0.25% of the average daily net assets of each Fund attributable to its Advisor Shares.

Note 5. Transactions With Affiliates

  Brokerage Commissions

      Brokerage commissions received by affiliates of SIMNA from portfolio transactions conducted with the Funds during the six month period ended April 30, 2000, amounted to $2,622.

  Trustees' Fees

      The Trust pays no compensation to Trustees who are interested persons of the Trust, SIMNA or Schroder Advisors. For their services as Trustees of all open-end investment companies distributed by Schroder Advisors, with the exception of Schroder Series Trust II, trustees who are not interested persons of the Trust, SIMNA or Schroder Advisors receive an annual retainer of $11,000 and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of the investment companies will receive an additional $1,000 per year. Payment of the annual retainer will be allocated among the various investment companies based on their relative net assets. Payment of meeting fees will be allocated only among those investment companies to which the meeting relates.

Note 6. Investment Transactions

      Purchases and proceeds from sales and maturities of investments, excluding short-term securities for each Fund, for the six month period ended April 30, 2000 were as follows:

                                Non-Government   Government   Non-Government   Government
                                  Purchases      Purchases        Sales          Sales
                                --------------  ------------  --------------  ------------
Schroder Large Capitalization
  Equity Fund                    $41,330,186    $ 1,638,927    $56,044,988    $ 1,304,619
Schroder Small Capitalization
  Value Fund                      37,401,989              0     48,411,376              0
Schroder MidCap Value Fund         7,616,695              0     11,553,873              0
Schroder Investment Grade
  Income Fund                     10,399,809     20,654,856     13,708,798     19,317,434
Schroder Short-Term Investment
  Fund                             4,045,566        957,031      4,932,525        957,530

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

Notes to Financial Statements (CONTINUED)

      The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at April 30, 2000 were as follows:

                                                   Gross Unrealized        Net Unrealized
                                Identified   ----------------------------  Appreciation/
                                   Cost      Appreciation  (Depreciation)  (Depreciation)
                                -----------  ------------  --------------  --------------
Schroder Large Capitalization
  Equity Fund                   $51,883,412   $7,164,338    $(2,800,500)    $4,363,838
Schroder Small Capitalization
  Value Fund                     48,437,617    9,501,934     (2,179,152)     7,322,782
Schroder MidCap Value Fund        7,329,249    1,571,137       (278,044)     1,293,093
Schroder Investment Grade
  Income Fund                    24,112,614       58,148       (760,460)      (702,312)
Schroder Short-Term Investment
  Fund                           20,048,753        2,522       (290,346)      (287,824)

      The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at April 30, 2000.

Note 7. Beneficial Interest

      The following table shows the number of shareholders each owning beneficially or of record 5% or more of a class of shares of a Fund outstanding as of April 30, 2000 and the total percentage of the class of shares of the Fund held by such shareholders.

                                          5% or Greater Shareholders
                                          ---------------------------
                                           Number    % of Class Held
                                          --------  -----------------
Schroder Large Capitalization Equity
  Fund--Investor                               4            80.06%
Schroder Large Capitalization Equity
  Fund--Advisor                                1           100.00%
Schroder Small Capitalization Value
  Fund--Investor                               4            33.58%
Schroder Small Capitalization Value
  Fund--Advisor                                1            91.44%
Schroder MidCap Value Fund--Investor           5            82.00%
Schroder MidCap Value Fund--Advisor            1           100.00%
Schroder Investment Grade Income
  Fund--Investor                               4            85.09%
Schroder Short-Term Investment
  Fund--Investor                               2            94.01%

Note 8. Subsequent Events

      On May 23, 2000, the Trustees voted to close and liquidate the Schroder Short-Term Investment Fund. On May 23, 2000, the Trustees approved an Agreement and Plan of Reorganization, subject to shareholder approval, to have the Schroder Large Capitalization Equity Fund merge into the Schroder U.S. Diversified Growth Fund, a series of Schroder Capital Funds (Delaware).

      Effective June 23, 2000, the Advisor Shares of Schroder Large Capitalization Equity Fund, Schroder Small Capitalization Value Fund and Schroder MidCap Value Fund were recapitalized to Investor Shares, such that no Fund presently has any Advisor Shares outstanding.

      The Trustees of the Trust have approved a new investment objective for Schroder Investment Grade Income Fund, changes to the principal investment strategies of that Fund, and a change in the name of the Fund to "Schroder Total Return Fixed Income Fund." In addition, the Trustees have approved changes to, or the elimination of, certain fundamental investment policies of Schroder Investment Grade Income Fund, Schroder Small Capitalization Value Fund, and Schroder MidCap Value Fund. Each of these matters is subject to the approval of the shareholders of the particular Fund, to be considered at a meeting scheduled to take place on or about August 11, 2000.

--------------------------------------------------------------------------------

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

INVESTMENT ADVISER

Schroder Investment Management
 North America Inc.
787 Seventh Avenue, 34th Floor
New York, NY 10019

TRUSTEES

Sharon L. Haugh, CHAIRMAN
Catherine A. Mazza, VICE CHAIRMAN
David N. Dinkins
Peter E. Guernsey
John I. Howell
Peter S. Knight
William L. Means
Clarence F. Michalis
Hermann C. Schwab

DISTRIBUTOR

Schroder Fund Advisors Inc.
787 Seventh Avenue, 34th Floor
New York, NY 10019

TRANSFER & SHAREHOLDER
SERVICING AGENT

Boston Financial Data Services, Inc.

CUSTODIAN

State Street Bank and Trust Company

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

COUNSEL

Ropes & Gray

The information contained in this report is intended for the general information of the shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust.

Schroder Series Trust
P.O. Box 8507
Boston, MA 02266
800-464-3108

                                [SCHRODER LOGO]

                                      ------------------------------------------

       Schroder Series Trust

          Schroder Large
          Capitalization Equity Fund

          Schroder Small
          Capitalization Value Fund

          Schroder MidCap
          Value Fund

          Schroder Investment
          Grade Income Fund

          Schroder Short-Term
          Investment Fund
                                   SEMI-ANNUAL REPORT
                                      April 30, 2000
                                       (Unaudited)

WS0600SAR